                                                                   EXHIBIT 10.11


--------------------------------------------------------------------------------




                RESTATEMENT, AMENDMENT AND ASSUMPTION AGREEMENT

                                    BETWEEN

             FARM CREDIT SERVICES OF THE MOUNTAIN PLAINS, PCA/FLBA

                                      AND

                          SUNRISE ORGANIC FARMS, INC.





                                     DATED

                                     AS OF

                                 MARCH 20, 1997





--------------------------------------------------------------------------------

                RESTATEMENT, AMENDMENT AND ASSUMPTION AGREEMENT


     THIS RESTATEMENT, AMENDMENT AND ASSUMPTION AGREEMENT (the "Agreement") is entered into as of the 20th day of March, 1997, by and among Sunrise Organic Farms, Inc. ("Sunrise") and its shareholder, Marcus B. Peperzak ("Peperzak"); Horizon Organic Dairy, Inc. ("Horizon") (collectively, the "Transaction Parties"); Farm Credit Services of the Mountain Plains, PCA ("PCA"); and Farm Credit Services of the Mountain Plains, FLBA ("FLBA"), acting as attorney-in-fact for the Farm Credit Bank of Wichita ("FCBW") (collectively, the "Lenders"), in consideration of the premises hereof and mutual promises made herein below.

                                  RESTATEMENT
                                  -----------

A. Sunrise is indebted to and is the maker of a promissory note and loan agreement (the "PCA Note", a copy of which is attached hereto and incorporated herein as EXHIBIT "A") to PCA dated the 4th day of June, 1996, in the original principal amount of SEVEN MILLION ONE HUNDRED FIVE THOUSAND TWO HUNDRED SIXTY-FIVE AND NO/HUNDREDTHS DOLLARS ($7,105,265.00), which matures and becomes due and payable according to its terms on the 1st day of June, 1998, subject to a satisfactory credit review on the 1st day of June, 1997. The PCA note bears interest at the variable rate of 8.05% per annum, as more particularly set out therein, and the balance outstanding as of 8:00 a.m. on the 20th day of March, 1997 is $6,731,580.00 in principal and $26,180.00 in accrued and unpaid interest. The parties hereto stipulate that there are no defenses to the enforceability of the PCA Note or to the sums owing as set forth hereinabove, and that there are no defaults in its terms.

B. The PCA Note is secured by, in addition to the PCA Stock, a security agreement (the "PCA Security Agreement", a copy of which is attached hereto and incorporated herein as EXHIBIT "B"), dated the 4th day of June, 1996, granting to PCA a first and prior security interest in and to certain personal property more particularly described therein, and a Security Agreement Extension Sheet (the "Extension Sheet", a copy of which is attached hereto and incorporated herein as EXHIBIT "C"), dated the 4th day of June, 1996, setting forth certain additional collateral secured by the PCA Security Agreement. The parties hereto stipulate that there are no defenses to the enforceability of the PCA Security Agreement or Extension Sheet, and that there are no defaults in the terms thereof.

C. Sunrise is also indebted to and is the maker of a promissory note and loan agreement (the "FCBW Note" a copy of which is attached hereto and incorporated herein as Exhibit "D") to FCBW, dated the 23rd day of June, 1995, in the original principal amount of FOUR MILLION TWO HUNDRED SIXTY-SIX THOUSAND SIX AND FOUR/HUNDREDTHS DOLLARS ($4,266,006.04), which matures and becomes due and payable according to its terms on the 1st day of July, 2010. The FCBW Note bears interest at a beginning rate of 7.79% per annum, as more particularly set out therein, and the balance outstanding as of 8:00 a.m. on the 20th day of March, 1997, is $3,998,710.82 in principal, with $15,909.93 in accrued and unpaid interest. The parties hereto stipulate that there are no defenses to the enforceability of the FCBW Note or to the sums owing as set forth hereinabove and that there are no defaults in its terms.

D. The FCBW Note is secured, in addition to the FCBW Stock and the "Additional Security" provided in the FCBW Note, by a Mortgage and Fixture filing (the "Mortgage", a copy of which is attached hereto and incorporated herein as EXHIBIT "E"), dated the 20th day of December, 1994 (the date of the original note secured by the Mortgage) granting to FCBW a first mortgage lien in and to certain real property, fixtures, and other rights and privileges more particularly described therein, with a final installment date of January 1, 2010. The parties hereto stipulate that there are no defenses to the enforceability of the Mortgage, and that there are no defaults in the terms thereof.

E. The FCBW Note is also secured by a security agreement (the "FCBW Security Agreement, a copy of which is attached hereto and incorporated herein as EXHIBIT "F"), dated the 20th day of December, 1994, granting to FCBW a first and prior security interest in and to equipment, proceeds and fixtures more particularly described therein. The parties hereto stipulate that there are no defenses to the enforceability of the FCBW Security Agreement, and that there are no defaults in the terms thereof.

F. The FCBW Note, Mortgage and FCBW Security Agreement were entered into originally on the 20th day of December, 1994 by and between FCBW and Aurora Dairy Corporation of Idaho ("Aurora"). On or about the 24th day of May, 1995, Aurora changed its name to Sunrise, and continued in all respects to be liable on its debt and obligations to FCBW.

G. The Transaction Parties have entered into an Acquisition Agreement, dated as of March 20, 1997, the result of which will be that seventy percent (70%) of the stock of Sunrise, the obligor on the PCA Note and the FCBW Note, the PCA Security Agreement, the Extension Sheet, the Mortgage and the FCBW Security Agreement (collectively, the "Obligation Documents"), will become owned by Horizon. Horizon will thereby become an indirect beneficiary (but not a third party beneficiary) of the extensions of credit by the Lenders. After the closing of the acquisition, Sunrise may change its name to Horizon Organic Farms, Inc. ("HOF"), but will otherwise continue to operate its business in the same manner as before the acquisition, and will continue to own its property subject to and be obligated on the Obligation Documents.

    IN CONSIDERATION for the consents to the acquisition by the Lenders and the continued availability of credit pursuant to the Obligation Documents, and to provide further assurances to the Lenders of the payment and performance of the obligations represented by the Obligation Documents, the Transaction Parties agree as follows:

                                  RESTATEMENT
                                  -----------

     The Obligation Documents, as attached hereto in Exhibits A through E, are and shall be deemed to be restated hereby in their entirety, except as amended hereby. Sunrise, and after the acquisition and change of name, HOF, will continue to be liable on all of the obligations to the acquisition and change of name, HOF, will continue to be liable on all of the obligations to PCA and to FCBW, as reflected in the Obligation Documents, to the same extent as it was obligated to PCA and FCBW before the acquisition and change of name.



                                   AMENDMENT
                                   ---------

     The Obligation Documents are hereby amended as follows:

     The provision of the PCA Note titled "Borrowing Base Reports" is amended in its entirety to read:

     During the term of the loan the Company shall deliver to PCA, within twenty
     (20) days of each fiscal month end, an unaudited borrowing base report (in the form attached as Exhibit A) in reasonable detail and fairly presenting the collateral position of the Company. The Company shall remain at all times within the limits of the borrowing base. If at any time the amount outstanding on the loan exceeds the borrowing base, the Company shall immediately notify PCA and repay so much of the loan as is necessary to reduce the amount outstanding on the loan to the limits of the borrowing base.



                                   ASSUMPTION
                                   ----------

     Each of the Transaction Parties does hereby assume and/or reaffirm the PCA and FCBW debt and obligations reflected in the Obligation Documents in accordance with the terms thereof and the Restatement and Amendment herein contained.

     Further, the Transaction Parties agree that at any time and from time to time, upon the request of PCA or FCBW, and at the sole expense of the Transaction Parties, the appropriate Transaction Party shall promptly execute and deliver all such further documentation and take such other action as PCA or FCBW may deem necessary or desirable to preserve and perfect its security interest in the collateral and to carry out the provisions and purposes of the Obligation Documents and this Agreement.

     Further, the Transaction Parties agree to pay all reasonable out-of-pocket taxes, costs and expenses (including the fees and expenses of counsel retained by Lenders) incurred by Lenders in connection with the acquisition of Sunrise, this Agreement, the change of name from Sunrise to HOF and the further administration of this Agreement, including without limitation all costs and expenses incurred in perfecting, maintaining, determining the priority of, and releasing any obligor or any security for Sunrise's (and HOF's) obligations to Lenders and any stamp, intangible, transfer, or like tax payable in connection with this Agreement or the Obligation Documents.

     This Agreement, executed as of the day and year above first written, may be executed in counterparts and on separate signature pages, but all of which together shall constitute one and the same Agreement.

SUNRISE ORGANIC FARMS, INC.         FARM CREDIT BANK OF WICHITA,
                                    BY ITS ATTORNEY-IN-FACT FARM CREDIT
                                    SERVICES OF THE MOUNTAIN
By: /s/ Marcus B. Peperzak          PLAINS, FLBA
    ----------------------
Title: President
       ---------
                                    By: /s/ Alan L. Feit
                                        ----------------
                                    Title: V.P.
                                           ----
/s/ Marcus B. Peperzak
----------------------
MARCUS B. PEPERZAK, an individual

                                    FARM CREDIT SERVICES OF THE
                                    MOUNTAIN PLAINS, PCA
HORIZON ORGANIC DIARY, INC.

                                    By: /s/ Alan L. Feit
                                        ----------------
By: /s/ Barnet M. Feinblum            Title: V.P.
    ----------------------                   ----
Title:
      --------------------

                         NOTE AND LOAN AGREEMENT         Loan No. _____________
             (Subsequently called the "Note" or "Loan    Effective Date 06/04/96
              Agreement")                                               --------
                              FARM CREDIT SERVICES

                             See attached addendum

   For value received, the undersigned ("Borrower", whether one or more), jointly and severally, promises to pay TO THE ORDER OF Farm Credit Services
                                                          --------------------
   of the Mountain Plains, PCA
   ---------------------------------------------------------------------------
   ("Lender") at Lender's offices, the principal sum of seven million one
                                                        ----------------------
   hundred and five thousand two hundred sixty five and 00/100 dollars
   -----------------------------------------------------------
   ($7,105,265.00), or whatever lesser sum may be outstanding, as follows:
     ------------
[X] RENEWAL OF EXISTING INDEBTEDNESS. If checked, of the above amount $5,100,470.00 is a renewal of an existing indebtedness owing to Lender.
      ------------
     This Note is executed and accepted as a renewal of, and amendment to, and not in payment or satisfaction of the following promissory note(s) executed by Borrower and payable to Lender:

     Date:  05/31/95            Face Amount: $5,789,480.00   Maturity:  06/01/97
     ---------------------------------------------------------------------------

[X] EXPIRATION DATE: Any undisbursed portion of this commitment shall expire on June 1, 1997
     ------------
     Provided that Lender may, at its sole option, extend the expiration date.
[_]  TERM DATE. (term loans only) The term of this loan will be from
                                                                   -------------
     until           .
         -----------
     REPAYMENT WILL BE AS FOLLOWS:
                                 ----------------------------------------------.
     Proceeds from the sale of livestock; accounts receivable; inventory
     ---------------------------------------------------------------------------
     and any remaining balance of principal and interest shall be repaid no later than the expiration date or ending term date, whichever applies, as noted above.
     ---------------------------------------------------------------------------
     TYPE OF LOAN.  1.  Operating Loan Commitment  2. Intermediate Term Loan
     3. Other
            -------------------------
     4. [X] Revolving Line of Credit Loan. If checked, this loan is reinstateable and to the extent principal payments are made on this loan from time to time, they shall reinstate Borrower's right to further disburse on this loan. In no event shall the total indebtedness outstanding at any time exceed the face amount of this Note.

     5. [_] Operating Loan Commitment with maximum outstanding balance of $
                                                                           -----
     If checked, this note has a maximum outstanding balance provision other than the amount on the face of the Note. Lender may limit or withhold disbursements if the requested disbursement together with the current unpaid principal balance exceeds the maximum outstanding balance as shown above.
     PURPOSE. The loan proceeds will be used for  [_]  Personal
     [X]  Agricultural  [_] Specify ___________________
--------------------------------------------------------------------------------
     COLLATERAL.
[_] UNSECURED. If checked, this Loan Agreement is not secured and the provisions of this Loan Agreement which relate to Lender's rights in collateral are not applicable other than with regard to Lender's STOCK and ADDITIONAL COLLATERAL provisions.

[X]  SECURED.  Collateral for this loan shall be: as stated in existing Security
                                                 -------------------------------
     Agreement.
     ---------
     ---------------------------------------------------------------------------
                                 INTEREST RATE
     INTEREST SHALL BE PAYABLE AS FOLLOWS:
     [_]  With each repayment            [_]  Annually from date
     [_]  At or on expiration or ending  [X]  Other monthly
          term date (whichever applies)             ----------------------------

     INTEREST SHALL ACCRUE ON THE UNPAID PRINCIPAL BALANCE AT:
[X]    A VARIABLE INTEREST RATE.  The beginning variable rate in effect on execution of this Note and Loan Agreement is 8.05 %. Lender, at its sole
                                                  ----
     option, may increase or decrease this rate from time to time as provided by the Farm Credit Act of 1971, as amended. A variable rate applies to all outstanding principal not carried at a fixed rate, as specified below.
       Differential Interest Rate. Lender may also, at its sole option, reclassify this loan which may result in an increase or decrease in the interest rate according to Lender's differential interest rate policy. This policy permits different rates among borrowers based on loan type, purpose, amount, quality, funding, operating costs or a combination of these factors, or for other reasons as are approved by the Farm Credit Administration. Any differential interest rate shall become effective from the date of any reclassification.
[_]  A FIXED INTEREST RATE.  For a term from ____________________ until
     ____________________,
     the interest rate on no more than $____________________ of principal will be fixed at ________% per annum.
       Fixed Rate Conversion. On expiration of any fixed rate time period of this Note, that portion of the principal carried at that fixed rate will automatically convert to the variable rate, as outlined above, unless Borrower requests, and Lender grants, and extension of this Note at a fixed rate. In the event a fixed rate converts to the variable rate, Borrower's rate is also subject to periodic charges according to the differential rate policy as outlined below.
       Fixed Rate Prepayment. In the event Borrower prepays any principal subject to the fixed rate, Borrower shall pay a reinvestment fee of ________% on the principal balance prepaid.
[_] LIFE OF THE LOAN CAP. If checked, the interest rate will never be higher than ____________ percentage points above the beginning interest rate of ________%.
     DEFAULT INTEREST RATE AND ACCELERATION. In the event of default as defined in this Note and Loan Agreement, the interest rate on any fixed segment shall be 2 % above the fixed rate. On any variable rate segment, the
             ---
     default interest rate shall be 2 % above the then existing variable rate on
                                   ---
     this loan. On default by Borrower and at Lender's option, all unpaid principal and interest shall become immediate due and payable without notice or demand by Lender. Lender may continue to charge interest, and default interest if applicable, on any delinquent and/or accelerated amount.

[ -]   SPECIAL CONDITIONS.  If checked, in addition to the STANDARD CONDITIONS,
     Borrower agrees to the following special conditions:

       Borrower agrees to the standard conditions on the reverse hereof.
     --------------------------------------------------------------------
       See attached addendum for additional conditions.
     --------------------------------------------------------------------

     --------------------------------------------------------------------

                             ADDITIONAL PROVISIONS

DISCLOSURE CONSENT. By signing below, borrower agrees that Lender may disclose financial information to other Farm Credit System institutions. Borrower further authorizes Lender to request financial information from financial institutions doing business with the Borrower.

THIS WRITTEN CREDIT AGREEMENT IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER AND THE LENDER. THE PARTIES AFFIRM THAT NO UNWRITTEN ORAL CREDIT AGREEMENT EXISTS BETWEEN THEM.

I agree to the terms of the Note and Loan Agreement, acknowledge receiving a copy.
                                                                                      PREPARED BY:
                                                                                        [Initials]

Signature(s)                            Lender  Farm Credit Services of the Mountain Plains, PCA
            --------------------------        ---------------------------------------------------
              See attached Addendum              (Lender must sign if security is in Kansas)

--------------------------------------                                                 VERIFIED BY:
                                          By                                            [Initials]
--------------------------------------       -----------------------------------------

                           Exhibit A to Restatement,
                           Amendment and Assumption
                                   Agreement

This Addendum is incorporated into and made a part of the Note and Loan Agreement dated June 4, 1996, executed between Farm Credit Services of the Mountain Plains, PCA (PCA) and Sunrise Organic Farms, Inc. (Company) for the original principal amount of $7,105,265.00.

This loan matures June 1, 1998. The continuance of financing during the loan period is subject to an annual renewal (review) which is set for June 1, 1997. Continued financing during the period will be subject to and at the sole discretion of the Farm Credit Services of the Mountain Plains, PCA, based on PCA's loan performance analysis, borrower compliance with loan covenants as set forth in this Note Addendum and in adherence with any and al provisions as set forth interest he attached Note and Loan Agreement.

INTEREST Interest shall accrue on the unpaid principal balance at a variable interest rate. The beginning rate: variable rate in effect on execution of this Note and Loan Agreement is 8.05%. Thereafter, and from time to time, the Lender may establish different rates of interest, either higher or lower than that stated above.

               At any time, the Borrower may designate (hereinafter referred to as "carve out") in dollar amount any portion of the unpaid loan balance accruing interest at the variable rate herein to accrue interest at a fixed rate for a term corresponding to a 30,60, 90 or 180 day Treasury Bill maturity as selected by Borrower and at a rate equal to the closing yield of a like maturity Treasury Bill as quoted by Bloomberg Financial Markets, plus 3.25% multiplied by 95%. If, at any time, the Treasury Bill maturity is no longer available on Bloomberg Financial Markets, Lender will choose a new source which is based on comparable information.

               1. The rate of interest fixed in accordance with the foregoing shall begin accruing on the date Borrower carves out the portion of the loan balance and shall continue through the term of the carve out.

               2. Upon expiration of the carve out, the unpaid loan balance previously carved out shall accrue interest at the then variable rate.

               3. A carve out and selection of Treasury Bill maturity shall occur only in writing, executed by Borrower or his duly authorized agent, and delivered to Lender.

               4. No more than two "carve outs" will be in existence at any time.

BORROWING BASE
REPORTS: During the term of the loan, the Company shall deliver to PCA, within twenty (20) days of the end of the each fiscal month end, an unaudited borrowing base report (Exhibit A)in reasonable detail and fairly presenting the collateral position of the company. The Company shall remain within the conditions of the borrowing base (Exhibit A). In the event that the operation is not in compliance with borrowing base limits, the loan can be considered in default.

CONSOLIDATION/
MERGER: The Company will not merger or consolidate with any other person or entity without the prior written consent of the PCA.

TRANSFER OF
OWNERSHIP:     Transfer of majority stock ownership from Marcus B. Peperzak to any other person or entity without the prior written consent of the PCA, will give the PCA the right, at its option, to treat the Note and Loan Agreement as being in default, and PCA may accelerate the indebtedness. This includes the Stock Option agreement dated May 31st, 1995 between Natural Horizons, Inc. and
               Marcus B. Peperzak.

TRANSACTIONS
WITH
AFFILIATES:    The Company will not enter into an transaction(including the purchase, sale, or exchange of property or the rendering of any service) with any affiliate except upon fair and reasonable terms which are at lest as favorable to the Company as would be obtained in a comparable arm's-length transaction with a non-affiliate.

REGULATORY
COMPLIANCE:    During the term of the loan, failure of the company to maintain all permits, licenses, minimum capital standards, minimum working capital standards, or any other requirements of the regulatory agencies having jurisdiction over the operation of the collateral property located in the State of Idaho shall constitute an event of default.

CURRENT &
INTERMEDIATE
RATIO: During the entire term of the loan, the ratio of Current Assets & Intermediate Assets to Current Liabilities & Intermediate Liabilities shall not be less than 1.25:1, increasing to 1.40 by April 30, 1997.

COST BASIS
OWNERS EQUITY: The company shall maintain a minimum cost basis owners equity as defined of 25.0%. By April 30, 1997, cost basis owner's equity will increase to a 30.0% minimum.

MARKET VALUE
OWNERS EQUITY:  Cost basis balance sheets will be adjusted to a market value balance sheet of the Company as of 12-31-96 and annually thereafter. Calculations will be made by using market values as determined at the sole discretion of the PCA. Said balance sheets must reflect and maintain owners equity positions of 40.0% by 12-31-96 and a 40.0% owners equity will be maintained thereafter.

CAPITAL
PURCHASES:      Capital purchases (except breeding livestock purchases) and leases during the loan year (6/1-5/31) will not exceed
                $250,000/year.

SUBORDINATED
DEBT PAYMENTS:  Any paydown of subordinated debt principal requires prior written PCA approval. Exchanges of subordinated debt (replacing a like amount of existing subordinated debt with new subordinated debt) can occur without prior approval.

Page 2 of Addendum which is incorporated into and made a part of the Note and Loan Agreement dated June 4, 1996, executed between Farm Credit Services of the Mountain Plains, PCA and Sunrise Organic Farms, Inc. for the original principal amount of $7,105,265.

CAPITAL
WITHDRAWALS:   No capital withdrawals are permitted without prior written approval from PCA.

CAPITAL
INJECTIONS:    Total equity and subordinated debt injections of $1,200,000 will occur by 9/1/96. Of this amount, $1,100,000 will be injected by 7/31/96. It is understood that $200,000 of the $1,200,000 will be used to replace existing subordinated debt of $200,000.

DOCUMENTATION
OF SUBORDINATED
DEBT AND EQUITY
TRANSACTIONS:  Documentation relating to new subordinated debt will be submitted to PCA with each monthly report. Documentation of equity injections will also be submitted with each monthly report.

FINANCIAL
REPORTING:     During the term of the loan, the Company shall deliver to PCA, within twenty (20) days of the end of each fiscal month, unaudited consolidated financial statements showing the Company's balance sheet and statements of income as of the end of such month and setting forth in each case the amounts for the corresponding dates or periods one year earlier, all in reasonable detail and fairly presenting the financial position of the Company. Furthermore, the Company shall deliver to PCA, as soon as practicable after the end of the fiscal year, and in any event within 140 days thereafter, duplicate copies of the Company's consolidated balance sheet and consolidated statements of income and stockholders' equity as of the end of such fiscal year and setting forth in each case the amountss for the previous fiscal year, all in reasonable detail and audited by a Firm of Recognized Certified Public Accountants. Such reports to be prepared in accordance with generally accepted accounting principles consistently applied.

PCA TRAVEL
EXPENSES:      The Company agrees to reimburse the PCA for expenses incurred for on site inspections of the Idaho operations. Upon receipt of travel expense bill statement the Company will remit payment within 30 days.

DEFINITIONS:   "Current Assets":  All those Current Assets reported on the April
                ---------------
               30, 1996 Internal Balance Sheet report as completed by Sunrise
               Organic Farms, Inc.

               "Intermediate Assets": All Cattle inventories, PCA Stock and Milk
                -------------------
               Coop Retains, producing and non-producing cows, heifers and bulls which the company has or intends to hold in inventory more than one year.

               "Current Liabilities": Current liabilities of the Company
                -------------------
               constituting Moneys borrowed from commercial banks or other persons evidenced by a promissory note or other like written obligation to pay money or other obligations of the Company, which must be paid or satisfied within one year, (specifically excluding subordinated liabilities to PCA due stockholders and deferred income tax liabilities.)

               "Intermediate Liabilities": PCA Revolving Line of credit or any
                ------------------------
               other indebtedness with a maturity more than one year and less than 5 years, (specifically excluding subordinated liabilities to PCA due stockholders and deferred income tax liabilities).

               "Firm of Recognized Certified Public Accountants": The firm of
                -----------------------------------------------
               Rhode Scripter and Associates or any other firm of certified public accountants satisfactory to PCA, if and so long as such firm is independent with respect to the Person or Persons whose financial statements are being examined by it.

               "Total Liabilities": All liabilities of the Company constituting
                -----------------
               Moneys borrowed from commercial banks or other persons evidenced by a promissory note or other like written obligation to pay money or other obligations of the Company, (specifically excluding subordinated liabilities to PCA due stockholders and deferred income tax liabilities).

               "Person": Any individual, corporation, partnership, joint
                ------
               venture, trust estate, unincorporated organization, governmental body.

               "Owners Equity": The ratio of Tangible assets less total
                -------------
               liabilities of the Company divided by Tangible assets.

               "Deferred Income Tax Liabilities" are those Deferred Income Tax
                -------------------------------
               liabilities identified as current, intermediate, or long term that are not due within one year from the date of the balance sheets date.

               "Tangible Assets": assets of the Company except assets such as
                ---------------
               goodwill, patents, and similar assets of any intangible nature.

               "Company": Refers to Sunrise Organic Farms, Inc., a "C"
                -------
               Corporation.

Sunrise Organic Farms, Inc. a Colorado Corporation


 /s/ Marcus B. Peperzak             Attest /s/ Donna J Getman             /s/ Marcus B  Peperzak
--------------------------------          ---------------------------    -------------------------------
Marcus B. Peperzak, as President of       Donna J. Getman, Secretary      Marcus B. Peperzak, Individually
Sunrise Organic Farms, Inc.

Exhibit A                       Sunrise Organic Farms, Inc.
                                  Borrowing Base Report
                                           as of

                                                                           Collateral Value          Borrowing
                                                                                                     Base
MILK RECEIVABLES:
W.D.C.I. (Idaho)
                                                                  ----------
Other - under 90 days (see attached list)
                                                                  ----------
                                                                                             x 80%
                                                                                -----------         -----------
Feed
                                                                  ----------
Supplies
                                                                  ----------
Prepaid
                                                                  ----------
Total Feed Inventory (See Attached List)                                                     x 65%
                                                                                -----------         -----------
DAIRY HERD INVENTORY:
Milk Herd
                                                 ----------
Other
                                                 ----------
Total
                                                 ----------
Cows Valued @ not to exceed                               $1,300 Per Head                    x 70%
                                                                                -----------         -----------
Investment in Growing Crop
                                                                  ----------
Less Capitalized Cost
                                                                  ----------
Eligible Growing Crop Investment                                                             x 0%
(Secured by a perfected security agreement)                                     -----------         -----------


Accounts Payable                                                                             x 100%
                                                                                -----------         -----------
Cash in checking                                                                             x 100%
                                                                                -----------         -----------
HEIFER AND STEER INVENTORY:
(see Attached Sheets)


Livestock Value                                                                              x 70%
                                                                                -----------         -----------
Equipment (PCA value + Purchases  = Sales)                                                   x 60%
(Leased Equipment not included)                                                 -----------         -----------

Total Collateral Value
                                                                                -----------
Total Borrowing Base
                                                                                                    -----------

PCA Loan Balance                                                                                    -----------

Less PCA Stock                                                                                      -----------

Intransit Payments & Drafts (See Attached Sheet)                                                    -----------

Accrued Interest                                                                                    -----------


Total Indebtedness                                                                                  -----------
                                                                                 Available

Collateral Margin                                                                Borrowing Base
                                                                  ----------                        -----------

The undersigned represents and warrants that the foregoing information is true, complete and correct, and the receivables reflected herein comply with the representations and warranties set forth in the Addendum to the Note and Loan Agreement, and any amendments, if any, thereto, between the undersigned & Farm Credit Services of the Mountain Plains, PCA (lender)

It is further understood that the Total Indebtedness may not exceed the total borrowing base or $6,750,000 (net of Stock), which ever is less.

I certify the above information and the information contained in the accompanying worksheets to be true and correct, and that no information which would make the foregoing misleading in any material respect has been omitted, and in on event of default has occurred or is continuing.

Sunrise Organic Farms, Inc.

BY:
   -----------------------------------

    /s/ Marcus B. Peperzak
   -----------------------------------
   Marcus B. Peperzak, as President
   of Sunrise Organic Farms, Inc.

    /s/ Marcus B. Peperzak
   -----------------------------------
   Marcus B. Peperzak, as Individually

                               SECURITY AGREEMENT

Each of the undersigned ("Borrower," whether one or more) and   Farm Credit
                                                                -----------
Services of the Mountain Plains, PCA   ("Lender") enter into this Security
-------------------------------
Agreement, and agree as follows:

1. CREATION OF SECURITY INTEREST. Borrower grants to the Lender a present security interest in the property described in Section 2 to secure payment and performance of all obligations, indebtedness, and liabilities of any kind, whenever and however incurred, absolute or contingent, due or to become due, now existing or hereafter arising of the Borrower to the Lender, including the liabilities arising because of funds advanced at the option of the Lender.

2. COLLATERAL. The Borrower grants and assigns to the Lender a security interest in the following property together with all additions, accessions, replacements, substitutions, proceeds and products therefrom including natural increase of livestock and any and all property of similar type or kind now owned or hereafter acquired by the Borrower and used for either personal, family or household purposes; farming or ranching operations; or any other business in which the Borrower is or might be engaged.

   (Note: When crops or fixtures are taken as collateral, the real estate on which such are growing or located must be described.)


     All processed and nonprocessed feed, grain and harvested crops owned by the debtor specifically including, but not limited to the following: Calf-Milk Replacer, Rape Seed, Canola Meal, Almond hulls, Cotton Seed, Soy Flake, Megalac, Barley, Calf Grain, Oat Silage, Hominy, Corn, Wheat, Hay, Haylage, Hay-Oat, Lactating DMS, PMS-Molasses, Maternity concentration, Corn Silage, Wheat Silage, Heifer Molasses, Dry Cow Mineral.

     All annual and perennial crops of whatever kind and description grown or growing or to be planted or produced on land owned, rented, leased or hereafter purchased specifically including but not limited to the following: Alfalfa, Corn Silage, Haylage, Barley, Dryland Sorghum Silage, Barley Silage
     OWNS: See attached Exhibit A

     All livestock branded or unbranded now owned or in possession of the debtor or hereafter acquired specifically including, but not limited to, the following: 1,537 Organic Holstein Cows, 2,321 Commercial Holstein cows, 24 Holstein Bulls, 82 Holstein Steers, 1,111 Organic Replacement Holstein Heifers, 338 Commercial Replacement Holstein Heifers
     BRAND:

                 #59596-I left hip    #60635-I left hip

     All farm and ranch machinery and equipment of whatever kind and description specifically including, but not limited to the following:

     ALL FARM MACHINERY AND EQUIPMENT LISTED ON THE ATTACHED SECURITY AGREEMENT EXTENSION SHEET DATED JUNE 4, 1996.

     All Dairy Milking and Processing Equipment including but not limited to Bulk tanks, Milk Silos, Vacuum Pumps, Refrigerator Units, Ice Machines, Control Units, Milking Claws and Stainless Steel Pipe.

     All inventory now owned or hereafter acquired by the debtor including but not limited to crops and livestock.

     All accounts and general intangibles now owned or hereafter acquired by the debtor, including but not limited to, all accounts receivable from the sale of crops, livestock, and milk.

     Borrower grants Lender the authority to directly collect accounts receivable in the event of default.


3. [_] FEEDLOT LOAN. If checked, this security agreement secures a loan to a feedlot.

4. LOCATION.  The Borrower's residence is as stated below and the collateral in
   Section 2 will be kept at:

   LOCATION      COUNTY     Adams/Jerome    STATE     CO/Idaho
   --------------------------------------------------------------

NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION; THE SAME BEING INCORPORATED BY REFERENCE.


Date:  June 4, 1996
     -------------------------
SUNRISE ORGANIC FARMS, INC., a Colorado Corporation

Name:                               Name:
     -----------------------             --------------------------
By: /s/ Marcus B. Peperzak          Address: /s/ Marcus B. Peperzak
   -------------------------                -----------------------
Marcus B Peperzak, President        Marcus B Peperzak, Individually

Address:
        --------------------

Name:  /s/ Donna J. Getman          Name:                          PREPARED BY:
       ---------------------             --------------------------
attest: Donna J Getman, Secretary                                  [Initials]
                                                                   VERIFIED BY:
Address:                            Address:                       [Initials]
        --------------------                -----------------------

THE BORROWER, BY SIGNING THIS SECURITY AGREEMENT, ACKNOWLEDGES THAT HE OR SHE HAS READ ALL OF THE PROVISIONS OF SUCH AND HAS RECEIVED A COPY OF SUCH.


  Exhibit B to Restatement, Amendment and Assumption Agreement

                                   EXHIBIT A
Page 1 of 5

PARCEL NO. 1

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

     A tract of land in the E 1/2E 1/2 of Section 17, and the NW 1/4NW 1/4 of
     Section 16, more particularly described as follows:

     Beginning at the Northeast corner of said Section 17, also being the
      Northwest corner of said Section 16;
     Thence South 89 degrees 44'20" West, 1,320.16 feet to the Northwest corner of said E 1/2E 1/2 Section 17;
     Thence South 0 degrees 07'52" East, 3,201.08 feet along the Westerly boundary of said E 1/2E 1/2 Section 17;
     Thence North 89 degrees 43'25" East, 1,318.92 feet to a point on the
      Easterly boundary of said Section 17;
     Thence North 0 degrees 06'32" West, 3,060.73 feet along the Easterly boundary of said Section 17;
     Thence North 89 degrees 46'14" East, 945.00 feet parallel with the
      Northerly boundary of said Section 16;
     Thence North 0 degrees 06'32" West, 140.00 feet parallel with the Westerly boundary of said Section 16 to the Northerly boundary of said Section 16; Thence South 89 degrees 46'14" West, 945.00 feet along the Northerly boundary of said Section 16 to THE POINT OF BEGINNING.

PARCEL NO. 2

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16: NW 1/4; W 1/2NE 1/4; SE 1/4NE 1/4; NE 1/2NE 1/4, EXCEPTING THEREFROM
            the following described parcel of land:

            Beginning at the Northeast corner of Section 16;
            Thence West along the North line of Section 16, a distance of 674 feet;
            Thence South parallel with the East line of Section 16, 327 feet; Thence East parallel with the North line of Section 16, 674 feet, more or less, to the East line;
            Thence North along said East line, 327 feet to THE POINT OF
              BEGINNING.

            EXCEPTING THEREFROM the highway.

Section 17: NE 1/2NE 1/4; S 1/2NE 1/4; SE 1/4; SE 1/4NW 1/4; E 1/2SW 1/4;

Section 20: E 1/2NE 1/4; N 1/2SE 1/4; NE 1/4SW 1/4;

        EXCEPTING THEREFROM a tract of land in the E 1/2 E 1/2, Section 17 and NW 1/4NW 1/4, Section 16, Township 9 South, Range 21, East of the Boise Meridian, Jerome County, Idaho, more particularly described as follows:

        Beginning at the Northeast corner of said Section 17 also being the
         Northwest corner of said Section 16;
        Thence South 89 degrees 44'20" West, 1,320.16 feet to the Northwest corner of said E 1/2E 1/2, Section 17;
        Thence South 0 degrees 07'52" East, 3,201.08 feet along the Westerly boundary of said E 1/2E 1/2, Section 17;
        Thence North 89 degrees 43'25" East, 1,318.92 feet to a point on the
         Easterly boundary of said Section 17;
        Thence North 0 degrees 06'32" West, 3,060.73 feet along the Easterly boundary of said Section 17;
        Thence North 89 degrees 46'14" East, 945.00 feet parallel with the
         Northerly boundary of said Section 16;
        Thence North 0 degrees 06'32" West, 140.00 feet parallel with the
         Westerly boundary of said Section 16 to the Northerly boundary of said
         Section 16;
        Thence South 89 degrees 46'14" West, 945.00 feet along the Northerly boundary of said Section 16 to THE POINT OF BEGINNING.

PARCEL NO. 3

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16:  That part of the NE 1/4NE 1/4, described as follows:

        Beginning at the Northeast corner of Section 16;
        Thence West along the North line of Section 16, a distance of 674 feet; Thence South parallel with the East line of Section 16, 327 feet; Thence East parallel with the North line of Section 16, 674 feet, more or less, to the East line;
        Thence North along said East line, 327 feet to THE POINT OF BEGINNING.

        EXCEPTING THEREFROM the highway.

PARCEL NO. 4

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 20:  SE 1/4SW 1/4; S 1/2SE 1/4;

Section 21:  S 1/2SW 1/4; SW 1/4SE 1/4;

Section 28:  All of Section 28;

Section 29:  E 1/2NE 1/4; SE 1/4;

Section 32:  N 1/2NE 1/4;

Section 33:  N 1/2NW 1/4; SE 1/4NW 1/4; NE 1/4;

             EXCEPTING THEREFROM that part of the SE 1/4SE 1/4 of Section 28,
               Township 9 South, Range 21, East of the Boise Meridian, Jerome County Idaho, described as follows:

             Commencing an the Southeast corner of said Section 28;
             Thence North 0 degrees 02' West along the East boundary of said
               Section 28, 395.59 feet;
             Thence South 79 degrees 00'21" West, 485.62 feet to THE TRUE POINT
               OF BEGINNING;
             Thence continuing South 79 degrees 00'21" West, 154.50 feet; Thence North 10 degrees 59'39" West, 55.00 feet;
             Thence North 79 degrees 00'21" East, 154.50 feet;
             Thence South 10 degrees 59'39" East, 55.00 feet to THE TRUE POINT
               OF BEGINNING.

             AND EXCEPTING THEREFROM that portion of the NE 1/4SE 1/4 of
               Section 28, described as follows:

             Beginning at the East quarter corner of said Section 28, which point shall be known as THE TRUE POINT OF BEGINNING;
             Thence West along the North boundary of the NE 1/4SE 1/4, 909.75 feet;
             Thence South parallel to the East boundary of the NE 1/4SE 1/4;
               909.75 feet;
             Thence East parallel to the North boundary of the NE 1/4SE 1/4,
               909.75 feet to a point on the East boundary of the NE 1/4SE 1/4;
             Thence North along the East boundary of the NE 1/4SE 1/4, 909.75 feet to THE TRUE POINT OF BEGINNING.

PARCEL NO. 5

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16:  S 1/2;

        EXCEPTING THEREFROM the highway.


PARCEL NO. 6:

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 17:   SW 1/4NW 1/4; NW 1/4SW 1/4;

Section 18:   N 1/2SE 1/4; E 1/2SW 1/4; SW 1/4SE 1/4;


PARCEL NO. 7

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 22:  SE 1/4SW 1/4; S 1/2SE 1/4;

Section 27:  E 1/2; NW 1/4SW 1/4; S 1/2NW 1/4; NW 1/4NW 1/4; S 1/2SW 1/4;

             NE 1/4SW 1/4, EXCEPTING THEREFROM the following described parcel of land:

             From a Point of Beginning located 714.75 feet, more or less, North from the Southwest corner of Section 27, to the point of intersection of said Section line or County road center line with the North boundary of the Oregon Short Line Railroad North Side Branch right of way;
             Thence running North along the Section line or center line of said
               County road, 275.27 feet;
             Thence North 78 degrees 46' East and parallel to the said railroad right of way center line, 2691.57 feet, more or less, to the point of intersection with the North-South mid-section line;
             Thence South along said mid-section line 275.27 feet, more or less, to the point of intersection with the North railroad right-of way boundary;
             Thence South 78 degrees 46' West and along said North railroad right of way boundary, 2691.57 feet, more or less, to THE POINT OF BEGINNING.

             AND EXCEPTING THEREFROM railroad rights of way.

             TOGETHER WITH a permanent easement and right of way, including the perpetual right to enter upon the excepted portion of the above described property in the SW 1/4 of Section 27, Township 9South, Range 21, East of the Boise Meridian, for the purpose of constructing, maintaining and repairing underground pipelines for irrigation water as set forth in Easement Agreement recorded May 15, 1963 in Book 174 Page 53 as Instrument Number 154714, Jerome County records.

Section 34:  N 1/2NW 1/4; N 1/2NE 1/4;

PARCEL NO. 8

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 27:  NE 1/4NW 1/4;


PARCEL NO. 9

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 28:  That part of the SE 1/4SE 1/4, described as follows:

        Commencing at the Southeast corner of said Section 28;
        Thence North 0 degrees 02' West along the East boundary of said Section
         28, 395.59 feet;
        Thence South 79 degrees 00'21" West, 485.62 feet to THE TRUE POINT OF BEGINNING;
        Thence continuing South 79 degrees 00'21 West, 154.50 feet;
        Thence North 10 degrees 59'39" West, 55.00 Feet;
        Thence North 79 degrees 00'21" East, 154.50 feet;

        Thence South 10 degrees 59'39" East, 55.00 feet to THE TRUE POINT OF
         BEGINNING

        AND

        That portion of the NE 1/4SE 1/4, described as follows:

        Beginning at the East quarter corner of said Section 28, which point shall be known as THE TRUE POINT OF BEGINNING;
        Thence West along the North Boundary of the NE 1/4SE 1/4, 909.75 feet; Thence South parallel to the East boundary of the NE 1/4SE 1/4, 909.75 feet;
        Thence East parallel to the North boundary of the NE 1/4SE 1/4, 909.75 feet to a point on the East boundary of the NE 1/4SE 1/4;
        Thence North along the East boundary of the NE 1/4SE 1/4, 909.75 feet to THE TRUE POINT OF BEGINNING.

PARCEL NO. 10

TOWNSHIP 8 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 32:  E1/2SE1/4;

Section 33:  N1/2SW1/4; S1/2NW1/4; S1/2NE1/4;

             EXCEPTING THEREFROM the highway.

                       SECURITY AGREEMENT EXTENSION SHEET


THIS form is used for listing of additional collateral to be included in the Security Agreement executed 6-4-96 between the undersigned and Farm Credit
                                                              --------------
Services of the Mountain. Plains PCA The collateral described is incorporated in
-------------------------------------
and made a part of this Agreement by reference and is subject to all of the terms and provisions of such Agreement.

YEAR              MAKE                MODEL         TYPE                    ID NUMBER
                  CATERPILLER             920      LOADER                     62K9558
                  JOHN DEERE             3010      TRACTOR                    11T18605
72                PETERBUILT                       TRUCK                      41857P
                  SNAPPER                          RIDING LAWNMOWER
                  JOHN DEERE              450      MANURE SPREADER            1WOO4500X014242
85                GMC               BRIGADEER      DUMP TRUCK                 1GDT9C4C9FV6052
                  JOHN DEERE              450      MANURE SPREADER            1W00450X015854
                  FORD                   4100      TRACTOR                    1 DA23BJ7JG11
                  CATERPILLER                      400 KW GENERATOR           4RG02158
                                                   HAY TRAILER
84                KENWORTH          K100           TRUCK                      1XKKD29X45K3570
                                                   WELDING MACHINE                   88012714
                                                   END DUMP TRAILER
                                                   HAY WAGON (8'x14')
                  KIRBY                            BALE FEEDER (4 BALE)
87                FORD                             TRUCK W/MORLANG 520 BOX
94                KAWASAKI          KA62           MULE
75                CHEVY                            DUMP TRUCK
77                FORD                             DUMP TRUCK                 ??0DVC43585
                                                   DUMP TRUCK
                                                   AIR COMPRESSOR
                  HUTCHINSON                       AUGER (53' 8")
                  CASE                    580      BACKHOE                            8740569
                                                   BAND SAW
                                                   BATTERY CHARGER
                  JOHN DEERE                       BLADE                      B011519600W
92                IHC                    5700      CHISEL
                  CASE                    496      DISC                       JAG159598
                  JOHN DEERE              455      16' DISC                             10658
                  DURANCROFT                       DRILL PRESS                          60119
                  IHC                     510      GRAIN DRILL                03902455C002191
                                                   HITCH-HIKE (FOR CASE)
                  WALKER                           FLOOR JACK (10T)
                  WALKER                           FLOOR JACK (2 1/2T)
                  JOHN DEERE                       MOWER
                  JOHN DEERE                       MOWER

Date:        June 4, 1996
      ----------------------

SUNRISE ORGANIC FARMS, Inc., a Colorado Corporation

  /s/ Marcus B. Peperzak               /s/ Marcus B. Peperzak
-----------------------------         ------------------------------
Marcus B. Peperzak, President         Marcus B. Peperzak, individually

  /s/ Donna J. Getman
-----------------------------
Attest:  Donna J. Getman, Secretary


          Exhibit C to Restatement, Amendment and Assumption Agreement

                      SECURITY AGREEMENT EXTENSION SHEET

THIS form is used for listing of additional collateral to be included in the Security Agreement executed 6-4-96 between the undersigned and Farm Credit
                           --------                           --------------
Services of the Mountain.  Plains PCA
-------------------------------------

The collateral described is incorporated in and made a part of this Agreement by reference and is subject to all of the terms and provisions of such Agreement.

                  ATLAND                                        PRESS
                  BRIGGS                                        5 HP PORTABLE GEN.
                  MOTOROLA                                      RADIO
                  ACE                                           ROLLER HARROW
                  ACE                         500               SPRAYER                                65207
                                                                SPRAYER (100 GA)
                  MASSEY                                        TRACTOR                                 7722
                  FORD                       4000               TRACTOR
                  JOHN DEERE                 4440               TRACTOR                     013670R
                  JOHN DEERE                 8640               TRACTOR                     008106RW
                  FORD                       4600               TRACTOR                     C502164
                  IHC                         806               TRACTOR                              2606254
                                                                TRAILER-PUP-HAY
                                                                4 WHEEL HAY TRAILER
                                                                TANDEM WHEEL HAY TRAILER
                                                                TRAILER-PIPE
                  GREAT DANE                                    DROP DECK TRAILER           1GRDM84230M0416
                  MASSEY FERG.                                  TRAILER
83                FORD                                          TRUCK w Harsh 575 box       1FDTW6002DVA445
                  IHC                                           DUMP TRUCK                  106620H326245
                                                                WEED BURNER  200 GA
                  MILLER                      150               WELDER
93                TRAVALONG SILVC                               CATTLE TRAILER              4DYG51827P10114
                  LEON                                          14' DOZER BLADE                     22571129
                                                                EZER ON LOADER
                  JOHN DEERE                 7100               PLANTER                     044223A
95                ALMAR                                         8 ROW POCKET PADDLE
                                    VALLEY                     CENTER PIVOT (1298')                   75403
                  HONDA                       110               ATC                         1JH3TB0200CC3311
                  HONDA                                         ATC 4WHEEL
83                MAZDA                                         PICK-UP                     JM2UC123DO71355
82                CHEVY                                         PICK-UP W/ FLATBED          1GCGC24MICF3461
93                KAWASAKI                                      MULE
94                KLF               220 A7                      RD                          JKBLFBA16RB5645
94                KLF               220 A7                      RD                          JKBLFBA1XRB5642
94                KAWASAKI          KA620                       4x4                         JK1AFCA12PB5040
94                KAWASAKI          KA620                       4x4                         JK1APCA13PB5035

Date:      June 4, 1996
      ----------------------

SUNRISE ORGANIC FARMS, Inc., a Colorado Corporation

  /s/ Marcus B. Peperzak                /s/ Marcus B. Peperzak
------------------------------          --------------------------------
Marcus B. Peperzak, President           Marcus B. Peperzak, individually

  /s/ Donna J. Getman
------------------------------          --------------------------------
Attest:  Donna J. Getman, Secretary

------------------------------          --------------------------------

                      SECURITY AGREEMENT EXTENSION SHEET

THIS form is used for listing of additional collateral to be included in the Security Agreement executed 6-4-96 between the undersigned and Farm Credit
                           --------                           --------------
Services of the Mountain Plains PCA. The collateral described is incorporated in
-----------------------------------
and made a part of this Agreement by reference and is subject to all of the terms and provisions of such Agreement.

       95  CHEVY    TAHOE   VEHICLE
                            MAIL JEEPS (3)
                      486   DX-66 COMPUTER
                            COMPUTER
                            RADIO
       95                   NEW LAP-TOP COMPUTER
       95                   COMPUTER
       92  VALLEY    6000   10 TOWER SPRINKLER      70005
       92  VALLEY    6000   10 TOWER SPRINKLER      70020

Date:       June 4, 1996
      ----------------------

SUNRISE ORGANIC FARMS, Inc., a Colorado Corporation

  /s/ Marcus B. Peperzak                /s/ Marcus B. Peperzak
------------------------------------    --------------------------------
Marcus B. Peperzak, President           Marcus B. Peperzak, individually

  /s/ Donna J. Getman
------------------------------------    --------------------------------
Attest:  Donna J. Getman, Secretary

------------------------------------    --------------------------------

                            NOTE AND LOAN AGREEMENT
                              FARM CREDIT SERVICES

---------------------------------------------------------------------------------------
Loan No.                DATE     AMENDS NOTE DATED   ASSN. BR. NO.    REPAYMENT PLAN
2371719               06/23/95      12/20/94           120-10         Standard/Monthly
---------------------------------------------------------------------------------------

For value received, the undersigned ("Borrower", whether one or more) as principals, jointly and severally, promise to pay to Farm Credit Bank of Wichita ("Lender") at the office in Wichita, Kansas, or to its order, the principal sum of Four million two hundred sixty-six thousand six dollars and 04/100---
   ----------------------------------------------------------------------
dollars ($ 4,266,006.04 ), with a beginning interest rate at  7.79 % per annum
          --------------                                     ------
starting  July 1, 1995  on the unmatured principal, with principal and interest
         --------------
payable as follows:

   Due in 180 consecutive monthly installments on the 1st day of each month as follows:
   179 installments of principal and interest, in the amount of $40,252.69 each the first due August 1, 1995;

and a final installment consisting of all unpaid principal balance of the indebtedness, and all accrued interest thereon shall be due and payable on July
                                                                            ----
1, 2010.
-------

PROVIDED, however, (1) if the period from the date of disbursement or conversion of the principal sum to the date of the initial installment is more or less than the regular installment period, the amount may be increased or decreased, so as to reflect interest actually accruing for that period, or (2) when any different rate of interest is established as provided below, the amount of each subsequent installment shall be increased or decreased to reflect the increase or decrease in the interest rate, but the due date of the increased or decreased installment shall remain as provided above, or (3) if any advance payment is made, it shall not operate to reduce the dollar amount of the payments evidenced by this Note and Loan Agreement, except as Lender may determine at its sole option.

[X] If checked, this Note and Loan Agreement amends a note dated December 20,
                                                                -------------
    1994 and supersedes it to the extent the terms and conditions are
    -----
    inconsistent with this Note and Loan Agreement.
--------------------------------------------------------------------------------
                       INTEREST RATE AND PAYMENT CHANGES

     ADJUSTABLE INTEREST RATE. The interest rate on this loan is adjustable as follows:

     CHANGE DATE. The interest rate may change on July 1, 2000 (mo/day/yr) and on that day every 5 year(s) thereafter, which is referred to as the Change Date.

     INDEX. Beginning with the first Change Date, interest will be based on an index. The index is the most recent 30 day average yield on United States Treasury securities of like maturities, as made available by the Federal Reserve Board. The most recent index figure available as of the date 45 days before each Change Date, is called the Current Index. If the index is no longer available, Lender will choose a new index which is based on comparable information. Lender will give Borrower notice of this change.

     CALCULATION OF CHANGES. Before each Change Date, Lender will calculate the new interest rate by adding two percentage points (2.00%) to the Current Index. The sum will be the new interest rate until the next Change Date. Lender will then determine the new amount of the Monthly (monthly, quarterly, semi-annual, annual) payment.

     EFFECTIVE DATE OF CHANGES. The new interest rate will become effective on each Change Date. Borrower will pay the amount of the new payment beginning on the first payment date after the Change Date until the amount of the payment changes again.

     ADJUSTMENT TO ADJUSTMENT CAP. Lender shall not increase or decrease the interest rate more than 4.00 percentage points on any Change Date.

     NOTICE OF CHANGES. Lender will mail or deliver, to the Borrower, at Borrower's last known address, a notice of any change in the amount of the payment before the effective date of any change. The notice will include information required by applicable federal law and regulations.

[X] LIFE OF THE LOAN CAP. If checked, the interest rate will never be higher than 6.00 percentage points above the beginning interest rate of 7.79 %.
          ------                                                        ------
--------------------------------------------------------------------------------
                                   PREPAYMENT

[X] NO PENALTY. If checked, all or any part of the principal may be paid in advance, without penalty. Any advance payment may be applied entirely on principal, or in part on accrued interest, as Lender may determine at its sole option.

[_] REINVESTMENT FEE REQUIRED FOR PREPAYMENT. If checked, Borrower agrees to pay a reinvestment fee of _____% above the then existing rate of interest on the amount of the principal balance prepaid.
--------------------------------------------------------------------------------
[X] LATE PAYMENT PENALTY. If checked, Borrower agrees to pay a late payment penalty of 2% above the billing rate on installments not paid in full on
               --------------------------------------------------------------
     the scheduled payment date; and continuing until the loan is brought
     ------------------------------------------------------------------------
     current on all payments of: (1) principal and interest not paid when due;
     -------
     and (2) other payments including insurance, taxes, etc. not paid when due if Lender advances to make the payments.

--------------------------------------------------------------------------------
                                  TYPE OF LOAN

[X]  Agricultural        [_]  Rural Home Loan    [_]  Other __________________
--------------------------------------------------------------------------------

     SECURITY. This Note and Loan Agreement is secured by a mortgage, deed of trust or security agreement dated December 20, 1994 covering certain real
                                      ------------------
     estate and/or personal property.
--------------------------------------------------------------------------------

[X] SPECIAL CONDITIONS. If checked, in addition to the STANDARD CONDITIONS Borrower agrees to the following special conditions:

     See attached Addendum
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ADDITIONAL PROVISIONS

THIS WRITTEN CREDIT AGREEMENT IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER AND THE LENDER. THE PARTIES AFFIRM THAT NOT UNWRITTEN ORAL CREDIT AGREEMENT EXISTS BETWEEN THEM.

I agree to the terms of the Note and acknowledge receiving a copy.

  Sunrise Organic Farms, Inc.                                  PREPARED BY:
                                                               [Initials]
Signature(s)                               Lender
            --------------------------           ---------------------------
             See attached Addendum

--------------------------------------     a Corporation as Attorney-in-Fact for
                                           the Farm Credit Bank of Wichita
                                           A Corporation        VERIFIED BY:
                                                                [Initials]
                                           By
--------------------------------------       -------------------------------
                                             (Lender must sign if security is
                                              in Kansas)

         Exhibit D to Restatement, Amendment and Assumption Agreement

                              STANDARD CONDITIONS

While this loan agreement is in effect Borrower will: (1) at Lender's request, furnish information to Lender relating to Borrower's business and financial affairs and permit Lender to examine Borrower's books and records; (2) maintain all other loans with Lender in a current status; (3) allow Lender to inspect and appraise Lender's collateral; (4) utilize loan proceeds as provided in the PURPOSE section of this agreement; (5) promptly notify Lender of any potential material adverse change in financial condition or any possible default under this or any other loan agreement with this Lender or with any other Lender; (6) execute all other documents as Lender may lawfully require in connection with this loan; (7) comply with all terms and conditions of all other documents executed in connection with this loan; (8) at Lender's request, submit an annual verified balance sheet and income statement as of Borrower's fiscal year end.

ADDITIONAL SECURITY. LENDER MAY REQUEST ADDITIONAL SECURITY FOR THIS LOAN FROM TIME TO TIME IN ACCORDANCE WITH APPLICABLE FEDERAL LAW, INCLUDING, WITHOUT LIMITATION, REQUEST FOR A SECURITY INTEREST IN LENDER'S "FUNDS HELD" AND "FUTURE PAYMENT FUND" PROGRAMS. BORROWER AGREES TO DELIVER ADDITIONAL COLLATERAL AS LENDER MAY, IN GOOD FAITH REQUEST.

STOCK

  Purchase, Lien and Conversion. Stock purchase and conversion shall be according to the terms, conditions and designations outlined in applicable fed law governing the Farm Credit System, regulations of the Farm Credit Administration and Lender's bylaws. Borrower acknowledges: (1) that the principal sum of this Note and Loan Agreement includes any sum borrowed to purchase the maximum amount of stock; (2) Lender has a first lien on Borrower's stock; and, (3) that stock retirement will be in accordance with applicable law, regulations and Lender's bylaws governing retirement.

  Default. In the event of default on this loan, Borrower agrees that Lender may retire stock, not to exceed par value or face amount, and apply the proceeds to principal and/or interest according to applicable law, regulations and Lender's bylaws in effect at the time of retirement.

  Risk. If book value of stock is ever less than par value or face amount or if Lender's capital becomes impaired, stock may be subject to risk of impairment and Lender may retire stock according to applicable federal law, regulations and Lender's bylaws. This in no way affects Borrower's obligation to repay its loan in full, including any amounts borrowed to purchase stock.

DISCLOSURE, CONSENT. By signing, Borrower agrees that Lender may disclose financial information to other Farm Credit System institutions. Borrower further authorizes Lender to request financial information from financial institutions doing business with the Borrower.

DEFAULT. Borrower is in default of this Note and Loan Agreement under the following circumstances: (1) Borrower fails to repay principal or interest as set forth in this Note and Loan Agreement; (2) Borrower materially breaches any term, condition or representation in any document in connection with this loan or in connection with any other loan of this, or any other Lender; (3) if any of Borrower's representations to this, or any other, lender in connection with any loan prove to be materially false; (4) Lender determines, in its sole discretion, that Borrower is unable to repay the indebtedness or Lender otherwise deems itself insecure; (5) Borrower fails to use loan proceeds as set forth in the PURPOSE section of this Note and Loan Agreement; (6) if, solely in Lender's judgment, Borrower has experienced a material adverse change in financial condition; (7) death, dissolution, termination of existence, insolvency, business failure, petition for or appointment of a receiver, assignment for the benefit of creditors by, or commencement of any proceeding under any bankruptcy in insolvency law by or against Borrower, or any guarantor, endorser, or surety for Borrower.

  Remedies. On default and acceleration, Lender may exercise all legal rights and remedies including, but not limited to, rights and remedies stated in mortgages and security agreements. Exercise of any right or remedy shall not exclude exercise of any other right or remedy. The mortgage, deed of trust or security agreement provisions that advances made by Lender shall become a part of the debt evidenced by this Note, and also states additional conditions under which the entire debt may be accelerated and become immediately due and will be subject to interest and default interest.

  Default Interest and Acceleration. In the event of default the interest rate shall be 2% above the then existing billing rate. On Borrower's default, and at Lender's option, all unpaid principal, including amounts advanced for taxes, insurance, etc., interest and default interest, shall become immediate due and payable without notice or demand by Lender. Lender may continue to charge interest, and default interest, on the accelerated amount.

  Waiver. Any delay or omission by Lender in exercising a right or remedy shall not waive that right or remedy or any other right or remedy. Any explicit waiver of default by Lender must be in writing and signed by Lender. No waiver of default by Lender shall operate as a waiver of any other default or of the same default on a future occasion.

LEGAL FEES. If this loan is placed in the hands of an attorney for collection or to protect or enforce any of Lender's rights in bankruptcy or otherwise, Lender may collect its attorney fees, court costs and other expenses as provided by applicable law. If allowed by law, all of these expenditures by Lender shall be secured by security for this loan and shall become principal under this loan. These expenses shall be immediate payable and shall bear interest as provided in the INTEREST RATE AND PAYMENT CHANGES paragraph of this Note and Loan Agreement. Lender shall solely determine the propriety of paying these expenses and Borrower shall have no action against Lender for payment under this paragraph.

EVIDENCE. Lender's records shall be prima facie evidence of the balance owing Lender and Borrower shall bear the burden of showing any fault or error.

WAIVER OF DEMAND. Borrower, and any endorser, surety or guarantor of this Note and Loan Agreement, severally waive presentment for payment, demand, notice of nonpayment, protest and notice of protest, and diligence in enforcing payment of this Note.

RELEASE AND EXTENSION. Borrower, and any endorser, surety or guarantor of this Note and Loan Agreement, severally agree that Lender may at any time, without notice, release all or any part of the security for this Note and Loan Agreement (including all or any part of the premises covered the referenced mortgage or deed of trust); grant extensions, deferments, renewals or reamortizations of any part of the debt evidenced by this Note and Loan Agreement, and release from personal liability any one or more of the parties who are or may become liable for this debt; all without affecting the personal liability of any other party.

SAVINGS CLAUSE. If any provisions of this Note and Loan Agreement are found to be invalid or unenforceable, they shall no longer be considered to a part of this Note and Loan Agreement. The remaining provisions shall be valid and enforceable.

AGENCY APPOINTMENT. Each Borrower appoints every other Borrower as his or her agent for purposes of the obligations of this loan. Borrower acknowledges that Lender may conduct transactions with any borrower as if it were conducting transactions with all borrowers. This authority shall continue until Borrower revokes or terminates it by giving written notice to Lender.

INCORPORATION BY REFERENCE. This Note and Loan Agreement includes all amendments, supplements and modifications to it, and also incorporates by reference the terms of all assignments, instruments, documents, other writings or written agreements between Borrower and Lender, including without limitation, applications, loan commitments, notes and security documents.

MERGER. This Note and Loan Agreement supersedes all prior oral negotiations, representations, and promises which are merged into this writing. This Note and Loan Agreement, and any amendments, modifications or extensions to it, constitutes the entire agreement between Borrower and Lender.

BORROWER'S GUARANTEES. By signing, Borrower warrants that Borrower has legal authority to enter into this transaction, that the terms and conditions of this contract do not contravene the terms and conditions of any other contract(s) of the Borrower, that Borrower's representations in connection with this loan are true and accurate, and that Borrower is not involved in, or has any expectations of involvement in, any legal action that might impair Borrower's financial condition or ability to continue business.

CAPTIONS. Captions used in this Note and Loan Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of any term or provision.

APPLICABLE LAW. Enforcement of this Note and Loan Agreement and the mortgage, deed of trust or security agreement shall be governed by federal laws to the extent applicable, and shall otherwise be governed by the laws of the state in which the mortgage real estate or personal property is located.

This Addendum is incorporated into and made a part of the Note and Loan Agreement for Loan # 2371719 dated June 23, 1995, executed between Farm Credit Bank of Wichita (FCS) and Sunrise Organic Farms, Inc. (Company) for the original principal amount of $4,266,006.04.

SPECIAL CONDITIONS:

1.   Furnish abstracts of title or title commitment insuring this loan.

2. Provided financing statements and security agreements are furnished on milking equipment, all irrigation wells, and equipment, all sprinklers and the milk check proceeds.

3.   Provided Marcus B. Peperzak signs the balance sheet provided for the loan.

4.   Provided a corporate Resolution to Borrow is furnished.

5. All entities or individuals, who are title holders to the security for this loan will sign the application and other loan documents.

6. Provided the Natural Horizons, Inc. (NHI) lease is subordinated to this lien.

7. Provided all state and local zoning, codes, covenants, ordinances and laws are satisfied, including water and sewage systems.

8. Provided an entity eligibility exam is completed on Sunrise Organic Farms, Inc, along with a review of the divisive reorganization plan and both are approved.

9.   Provided insurance is furnished as specified in the insurance schedule.

Insurance requirements schedule:

Idaho Dairy Facility                                  Burley Farm
  Dwelling                           79,000.            Calf Shed        21,000
  Loafing sheds                     554,000.            Grain Bin         3,000
  New maternity shed                 38,000.
  Maternity Stalls                    8,000.          Schodde Farm
  Sick pen sheds                     52,000.            Potato Storage   60,000
  Commodity Sheds                    90,000.            Shop              1,600
  Shop                               17,000.            Grain Bin         2,000
  Barn/Owned equipment               868,000            Commodity Shed   10,000

Crestview II Farm                                       Dwelling         40,000
  Sprinklers                          50,000            Sprinklers       30,000

Schafer Farm
  Dwelling                            14,000
  Grain Bin                            2,000

SALE OF SECURITY:  The Company shall not sell or further encumber the loan security without the written consent of Farm Credit Bank of Wichita, which consent shall not be unreasonably withheld. FCS will partial release portions of said collateral subject to the following conditions: 1) The Company is current and in good standing with FCS and its operating lender; 2) FCS shall be given prior written notice of each request, and the Company shall complete a Partial Release Application and pay any required fees; 3) In the case of real estate, the property to be partially released will not impede access to or impair the value of the remaining collateral; 4) The property to be released is sold or transferred for adequate consideration; 5) All the net proceeds of the sale or transfer of the partially released property, or such portion thereof as determined by FCS at the time of the partial release, are paid to FCS and applied to the principal balance of the loan.

SALE OR
TRANSFER OF
NOTE RECEIVABLE:   The Company shall not sell, transfer or further encumber the note receivable from Aurora Dairy Corporation without the written consent of FCS, which consent shall not be unreasonably withheld. Consent for sale or transfer will be granted as long as Company is current and in good standing with FCS and the sale or transfer does not cause the company to fail to meet any other loan condition set forth in this agreement.

CONSOLIDATION/
MERGER: The Company will not merge or consolidate with any other person or entity without the written consent of FCS, except the Company may merge or consolidate with another entity, provided that:

                   a. the "surviving entity" is organized under the laws of the
                      US;
                   b. the "surviving entity" shall be engaged in substantially the same line of business;
                   c. the "surviving entity" shall not be in default under the
                      Loan Agreement or under the note, deed of trust, or other security document, including all covenants;
                   d. the "surviving entity" expressly assumes in writing:
                      (i)  the due and punctual payment of the note, and
                      (ii) the due and punctual performance and observance of
                           all the covenants in the note, deed of trust, and loan agreement.

This is Page Two of the addendum attached to a Note and Loan agreement in the sum of $4266,006.04 between Farm Credit Bank of Wichita and Sunrise Organic Farms, Inc. dated June 23, 1995.

TRANSACTIONS WITH
AFFILIATES:        The Company will not enter into any transaction (including the purchase, sale, or exchange of property or the rendering of any service) with any affiliate except upon fair and reasonable terms which are at least as favorable to the Company as would be obtained in a comparable arm's-length transaction with a non-affiliate.

REGULATORY
COMPLIANCE:        During the term of the loan, failure of the Company to
                   maintain all permits, licenses, minimum capital standards, minimum working capital standards, or any other requirements of the regulatory agencies having jurisdiction over the operation of the collateral property located in the State of Idaho shall constitute and event of default.

FINANCIAL
COVENANTS:         Financial covenants to be based on cost basis balance sheets consistent to those to be determined by the Farm Credit
                   Services of the Mountain Plains, PCA (PCA) with respect to:

                   MAINTENANCE
                   OF NET WORKING
                   CAPITAL: During the entire term of the loan, the ratio of Current Assets to Current Liabilities shall not be less than 1.25:1.

                   CURRENT &
                   INTERMEDIATE
                   RATIO: During the entire term of the loan, the ratio of current Assets & Intermediate Assets to Current Liabilities & Intermediate Liabilities shall not be less than 1.15:1.

                   MAINTENANCE OF
                   COMPANY'S EQUITY:  During the term of the loan, the Company shall maintain a minimum Shareholders'
                                      Equity (as defined below) of not less than $ 1,500,000.

                   TOTAL DEBT/
                   SHAREHOLDERS'
                   EQUITY: During the term of the loan, the Company shall maintain the ratio of Total Debt (as defined below) to Shareholders' Equity (as defined below)at not more than 5.0:1.

                   MARKET VALUE
                   OWNERS EQUITY:     Cost basis balance sheets will be adjusted
                                      to a market value balance sheet of the
                                      Company as of 6-30-95, 12-31-95 and semi-annually thereafter. Calculations will be made by using market values as determined at the sole discretion of the FCS. Said balance sheets must reflect and maintain owners equity positions of 36% as of 6-30-
                                      95 and 40% by 12-31-95. 40% owners equity will be maintained thereafter.

RESTRICTED PAYMENTS/
RESTRICTED
INVESTMENTS:       The Company may not declare or make, or incur any liability to make, any Restricted Payment, and may not make or incur any liability to make any Restricted Investment unless at the time of, and after giving effect to the Restricted Payment or Restricted Investment in questions:

                   a. no event of default or event, which, with the passage of time would become an event of default, shall have occurred or be continuing; and
                   b. cumulative Restricted Payments and Restricted Investments from loan closing do not exceed cumulative Net Income from loan closing to the date of the Restricted Payment or Restricted Investment in question.

FINANCIAL
REPORTING:         During the term of the loan, the Company shall deliver to
                   FCS, within thirty (30) days of the end of each fiscal quarter, unaudited consolidated financial statements showing the Company's balance sheet and statements of income as of the end of such quarter and setting forth in each case the figures for the corresponding dates or periods one year earlier, all in reasonable detail and fairly presenting the financial position of the Company. Furthermore, the Company shall deliver to FCS, as soon as practicable after the end of the fiscal year, and in any event within 150 days thereafter, duplicate copies of the Company's consolidated balance sheet and consolidated statements of income and stockholders' equity as of the end of such fiscal year and setting forth in each case the figures for the previous fiscal year, all in reasonable detail and audited by a Firm of Recognized
                   Certified Public Accountants. Such reports to be prepared in accordance with generally accepted accounting principles consistently applied.

DEFINITIONS:       "Consolidated Net Income": For any period, the aggregate of
                    -----------------------
                   the Net Income of the Company and its consolidated subsidiaries after eliminating all inter company items and otherwise computed in accordance with generally accepted accounting principles.

This is Page three of the addendum attached to a Note and Loan Agreement in the sum of $4,266,006.4 between Farm Credit Bank of Wichita and Sunrise Organic Farms, Inc. dated June 23, 1995.

  "Current Assets":  All those Assets reported on the December 31, 1994.  Audit
   ---------------
  report completed by Rhode Scripter and Associates less milk Quota.

  "Intermediate Assets":  All Cattle inventories.  Producing and non-producing
   -------------------
  cows, heifers, and bulls in which the company has or intends to hold in inventory more than one year.

  "Current Liabilities":  Current liabilities of the company constituting Moneys
   --------------------
  borrowed from commercial banks or other persons evidenced by a promissory note or other like written obligation to pay money or other obligations of the Company, which must be paid or satisfied within one year, specifically excluding subordinated liabilities due stockholders.

  "Intermediate Liabilities":  PCA Revolving Line of Credit or any other
   ------------------------
  indebtedness with a maturity more than one year and less than 10 years, specifically excluding subordinated liabilities due stockholders.

  "Firm of Recognized Certified Public Accountants":  The firm of Rhode Scripter
   -----------------------------------------------
  and Associates or any other firm of certified public accountants satisfactory to FCS, if and so long as such firm is independent with respect to the Person or Persons whose financial statements are being examined by it.

  "Total Debt":  All liabilities of the Company constituting Moneys borrowed
   ----------
  from commercial banks or other persons evidenced by a promissory note or other like written obligation to pay money or other unwritten obligations of the Company, which must be paid or satisfied, specifically excluding subordinated liabilities due stockholders.

  "Net Income":  For any Person for any period, the Net Income of such Person
   -----------
  for such period determined in accordance with generally accepted accounting principles, but excluding therefrom: (1) any income of any Person other than such person unless such earnings are actually received in cash, (2) any gain/loss arising from the sale of capital assets (not in the ordinary course of business) or from any extraordinary or unusual items, and (3) any pre-acquired, pre-merger income of any Person acquired by or merged into such Person.

  "Net working Capital":  At any date, the amount by which Current Assets exceed
   --------------------
  Current Liabilities.

  "Person":  Any individual, corporation, partnership, joint venture, trust
   -------
  estate, unincorporated organization, governmental body

  "Restricted Investment":  Any investment other than the following:  (1)
   ----------------------
  investments existing at the time of closing; (2) obligations of the United States government maturing within one year from the date of acquisition; (3) certificates of deposit maturing within one year from the date of acquisition issued by a commercial bank that is a member of the Federal Reserve System; and (4) commercial paper issued by any corporation organized under the laws of the United States of America or any state thereof of the District of Columbia
  (a) having a net worth of not less that $100 million, (b) rated in the highest category by Moody's or Standard & Poor's, and (c) maturing within 270 days from the date of acquisition.

  "Restricted Payment":  Any payment or the incurrence of any liability to make
   -------------------
  any payment in cash, property, or other assets in respect of any share held by any partner of the Company, including without limiting the generality of the foregoing, payments as partner draws/dividends (including draws/dividends to reimburse shareholders for any tax liability resulting from taxable income being allocated to them by the Company) and payment for the purpose of purchasing, retiring, or redeeming any partner's share.

  "Shareholders' Equity":  Tangible assets less total liabilities of the
   ---------------------
  Company.

  "Tangible Assets":  assets of the Company except assets such as goodwill,
   ----------------
  patents, and similar assets of any intangible nature.

  "Company":  Refers to Aurora Dairy corporation of Idaho, a "C" Corporation.
   --------

  "FCS" : Refers to Farm Credit Bank of Wichita and / or the Farm Credit Services of the Mountain Plains, FLBA.

ACCEPTED:  /s/ Marcus B. Peperzak
         ---------------------------
         Marcus B. Peperzak , as President of
         Sunrise Organic Farms, Inc.


Attest:    /s/ Donna J Getman
         --------------------------
         Donna J Getman, Secretary


           /s/ Marcus B. Peperzak
         --------------------------
         Marcus B. Peperzak, Individually

   After Recording Return to     Farm Credit Services
                                 137 22nd Street
                                 Greeley, CO 80631

                                                       Customer/Note No. 2371719

                          Mortgage and Fixture Filing

                                  (Closed End)

On December 20, 1994,

  Aurora Dairy Corporation of Idaho, a Colorado Corporation

hereinafter called Mortgagors whose address is 12050 North Pecos, Suite 200 Westminster, CO 80234

grant, convey, warrant, transfer and assign to Farm Credit Bank of Wichita, a corporation organized under the Farm Credit Act of 1971 as amended hereinafter called Mortgagee, whose address is 245 N. Waco Wichita KS 67201 a mortgage and security interest in property in Jerome County(ies), State of Idaho, more particularly described in Exhibit "A" attached hereto and incorporated herein, including all rents, issues, profits, buildings and improvements thereon and in all tenements, hereditaments, rights, privileges, easements, rights of way and appearances, including without limitation, private roads grazing privileges, water rights, ditches and conduits and rights of way therefore, all plumbing, lighting, heating, cooling, ventilating, elevating, and irrigating apparatus and other equipment and fixtures now or hereafter belonging to or used in connection therewith), all of which is hereinafter called "Property".

The following described note(s), Membership Agreement, security documents and any other documents or instruments signed in connection with the notes and security documents and any amendments thereto are collectively called the Loan Documents. This conveyance is intended to secure performance of the covenants and agreements contained herein and in any of the Loan Documents and payment of indebtedness under the terms of the note(s) made by Mortgagors to the order of Mortgagee with interest and advances as provided therein and in the loan Documents, and any extensions, modifications or renewals thereof.

DATE OF NOTE                 PRINCIPAL AMOUNT          FINAL INSTALLMENT DATE

December 20, 1994              $4,500,000.00             January 1, 2010

The terms of the note(s) and Loan Documents described above provide that the interest rate, payment terms or amounts due may be indexed, adjusted, renewed or renegotiated.

THIS MORTGAGE IS ALSO INTENDED TO BE A FIXTURE FILING.

Mortgagors and each of them REPRESENT, WARRANT, COVENANT and AGREE:

1. That they have title to the Property free from encumbrances, except as described in Exhibit "A"; they have good right and lawful authority to convey and encumber the same; they will warrant and defend the same forever against the lawful claims and demands of all persons whomsoever; and they agree this covenant shall not be extinguished by foreclosure or other transfers.

2. To keep all buildings and other improvements, now or hereafter existing, in good repair; not to remove or demolish or permit the removal or demolition of any building or other improvement; to restore promptly in a good and workmanlike manner any building or improvement which may be damaged or destroyed; to maintain and cultivate the Property in a good and husbandlike manner, using approved methods for preserving the fertility and productivity thereof; not to change or permit change in the use of the Property, and not to do anything which would reduce the value of the Property.

3. To maintain casualty insurance, naming Mortgagee as loss payee, on all buildings and improvements, against loss or damage by fire and other risks to maintain facility insurance, to pay all premiums and charges on all such insurance when due and to provide Mortgagee satisfactory evidence of such insurance upon request. All such insurance shall be in such form(s), with such.

4. To pay all debts and money, secured hereby, when due, to pay, when due; all taxes, assessments, rents and other charges upon the Property; and to suffer no other encumbrance, charge or lien on the Property, which would be superior to this mortgage, except as stated above.

5. To specifically assign and deliver to Mortgagee all rents, royalties, damages and payments of every kind, including without limitation, insurance, reimbursements and condemnation awards, at any time accruing, for any transfer, loss or seizure of the Property, any portion thereof or any rights therein; Mortgagee may, at its option, apply such amounts in any proportion to any of the indebtedness hereby secured, and Mortgagee shall have the right to enter upon the property to make full inspection of the property.

         Exhibit E to Restatement, Amendment and Assumption Agreement

6. To comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Property and its use, including without limitation, all environmental laws; not to use or permit the use of the Property for any unlawful or objectionable purpose; to remedy any environmental contamination or violation of environmental laws that may occur or be discovered in the future; to allow Mortgagee access to the property to inspect its condition and to test and monitor for compliance with applicable laws (any inspections or tests made by Mortgagee shall be for Mortgagee's purposes only and shall not be construed to create any responsibility or liability on the part of Mortgagee to Mortgagors or to any other person), to forward copies of any notices received form any environmental agencies to Mortgagee; and to indemnify and hold Mortgagee, its directors, employees, agents and its successors and assigns, harmless from and against any environmental claims of any kind, and all costs and expenses incurred in connection therewith, including, without limitation, attorney's fees.

7. That neither Mortgagors nor, to the best of Mortgagors' knowledge, any prior owner has created or permitted conditions on the Property which may give rise to environmental liability, no enforcement actions are pending or threatened; no underground tanks are located on the Property except as already disclosed; any such underground tanks currently or previously located on the Property do not now and never have leaked and no contaminated soil is located on the Property; and Mortgagors' representations, warranties, covenants and indemnities herein and in the Loan Documents shall survive satisfaction of the note(s) and Loan Documents, foreclosure of this mortgage, acceptance of a deed in lieu of foreclosure or any transfer or abandonment of the Property.

8. To perform all terms and conditions of each water or other contract, described in Exhibit "A", if any, and to promptly pay all sums due or to become due under each contract so that no delinquency or default will occur under such contract(s); not to apply or enter into any federal, state or local program which limits or restricts the use of the Property, in any way without prior written consent of Mortgagee; to perform all acts necessary to perfect and maintain any water permit, certificate, license or other water interest, however designated, described in or used in conjunction with the real property described in Exhibit "A"; any assignment of any such interest, during the term of this mortgage, naming Mortgagee as an assignee shall be for security purposes and shall not alter Mortgagors' obligations hereunder, and nay failure of Mortgagors to perform any such obligation shall constitute an event of default.

9. That the term "Grazing Rights" as hereinafter used refers to that portion of the Property, if any, consisting of grazing leases, permits, licenses, privileges, and preferences, or any of them, which have or will be assigned, mortgaged or waived to Mortgagee, together with any additions, renewals, replacements or substitutions thereof; if any portion of the Grazing Rights is a leasehold interest in state lands, such leasehold shall be considered to be real property; such leasehold and all other real property portions of the Property constitute a single operating unit; and in the event of foreclosure, Mortgagee shall have the right to have such leasehold and the other real property sold as a unit and not in parcels; any statements and representations in any applications for Grazing Rights are true and correct; Mortgagors have received no notice that the Grazing Rights have or are to be terminated, cancelled or modified; and any termination or cancellation of any of the Grazing Rights shall constitute an event of default under this Mortgage.

10. To execute any instrument deemed necessary by the Mortgagee to assign, mortgage or waive such Grazing Rights to the Mortgagee; to pay all fees and charges, and to perform all acts and things necessary to preserve and keep in good standing the Grazing Rights to take no action which would adversely affect the Grazing Rights; to procure renewals of the Grazing Rights upon or prior to their expiration date; to operate the lands covered by the Grazing Rights in conjunction with the other real estate portion of the Property and not to convey or attempt to convey either separately; to forward to Mortgagee copies of any notices received by Mortgagor regarding the Grazing Rights; and in the event of foreclosure of this mortgage, to waive all claims for preference in the Grazing Rights upon demand from the purchaser of the Property at foreclosure sale, or form any successor to such purchaser.

11. That if the Property is within an irrigation block and/or subject to water service contract(s) governed by the provisions of "Federal reclamation law," and the regulations issued thereunder, Mortgagors shall comply with the terms and provisions of said laws, regulations and contracts; Mortgagors, and each of them, for themselves, their heirs, successors and assigns, hereby appoint Mortgagee their attorney-in-fact to select and designate the portion of the Property to be subject to a recordable contract, in the event Mortgagors become subject to the excess land limitation; if Mortgagors fail to comply with the terms of said law, regulations or contracts, or if the delivery of water for the irrigation of the Property is discontinued in whole or in part Mortgagors shall be in default; in the event the Bureau of Reclamation determines that continued drainage maintenance on the Property is no longer feasible, and Mortgagors purchase other lands offered as a preference purchase right (as an adjustment for wetlands), Mortgagors shall execute a supplemental mortgage on such lands in favor of the Mortgagee; and failure to execute such mortgage on demand, shall constitute an event of default.

12. That in the event of default in any of the covenants or agreements herein, or in any of the Loan Documents, Mortgagee may, at its option perform the same, in whole or in part; any advances, including, without limitation, attorney fees or costs, paid or incurred by Mortgagee to protect or enforce its rights under the Loan Documents in bankruptcy, appellate proceedings or otherwise, shall be payable on demand and shall become a part of the indebtedness secured by this mortgage.

13. That the indebtedness and obligation secured by this mortgage are personal to the Mortgagers and are not assignable by Mortgagors; Mortgagee relied upon the credit of Mortgagors, the interest of Mortgagors in the Property and the financial market conditions then existing when making this loan; if Mortgagors sell, transfer or convey or contract to sell, transfer or convey the Property, or any portion thereof, or if the ownership of any corporation or partnership, owning any portion of the Property shall be changed either by voluntary or involuntary sale or transfer or by operation of law, without prior written consent of Mortgagee or if Mortgagors default in the payment of the indebtedness, or with respect to any warranty, covenant or agreement in the Loan Documents or if a receiver or trustee for any part of the Property is appointed, or if any proceeding under the bankruptcy or insolvency laws is commenced by or against Mortgagors become insolvent, or if any action is commenced to foreclose or enforce a lien on any portion of the property, then, Mortgagors shall be in default hereunder.

14. If the indebtedness is subject to a guarantee from Farmers Home Administration., then Mortgagors shall be in default under this mortgage and the above note(s) and Loan Documents should any loan proceeds be used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity as further explained in 7 CFR Part 1940 Subpart G, Exhibit M; prior to loss of the exemption from the highly erodible land conservation restrictions found in 7CFR Part 12. Mortgagors must demonstrate that Mortgagors are actively applying an approved conservation plan on that land which has been determined to be highly erodible prior to 1990 or two years after the Soil Conservation Service has completed a soil survey for that land, whichever is after and Mortgagors must demonstrate prior to January 1, 1995 that any 0production after that date of an agricultural commodity on highly erodible land will be done compliance with an approved Soil Conservation Service conservation system.

15. That time is of the essence and in the event of default, at Mortgagee's option, the entire indebtedness secured hereby shall forthwith become due and payable and bear interest at the rate set forth in the Loan Documents for delinquent payments. Mortgagee shall have the right to foreclose the lien of this mortgage, to have a receiver appointed in any court proceeding to collect any rents, issues and profits from the Property and apply them against the indebtedness hereby secured and to exercise any rights and remedies available under the Uniform Commercial Code for the state in which the property is located, and reasonable notice if required by such Code shall be five (5) days.

16. That the failure of Mortgagee to exercise any right or option provided herein, at any time shall not preclude Mortgagee from exercising any of such rights at any other time the covenant and agreements contained herein shall be binding on and inure to the benefit of the parties and their respective heirs, successors and assigns, all rights conferred on Mortgagee are cumulative and additional to any rights conferred by law, and if any provision is found to be invalid or unenforceable such invalidity or unenforceability shall not affect any other provision hereof and the mortgage shall be construed as though such provision had been omitted.

17. If this mortgage is a residential real estate mortgage, subject to Truth in Lending Disclosures, that during the existence of the indebtedness hereby secured Mortgagee, at its option, may collect additional amounts and pay real property taxes and special assessments levied against the Property, Mortgagee may elect at any time to pay or not to pay taxes and assessments notice to any person liable for or making the payments upon the indebtedness hereby secured or actual payment of any taxes or assessments by Mortgagee shall constitute an election by Mortgagee to pay taxes and assessments Mortgagee may elect to pay such taxes and assessments either prior to or after collecting additional amounts necessary to make each payment, if Mortgagee elects to pay such taxes and assessments prior to collecting such additional amounts Mortgagee may add the amounts expended by it for taxes and assessments to the note(s) balance at the time the payment is made and such amounts shall bear interest as provided in the note(s) and shall be secured by the Loan Documents, after any payment of taxes or assessments by Mortgagee, or after notice of Mortgagee's election to pay taxes and assessments, if given in advance of paying the taxes and assessments Mortgagors shall pay to Mortgagee on the first day of each month, commencing with the next installment in addition to the scheduled installments of principal and interest due under the note(s), and amount equal to 1/12 of the annual real property taxes and special assessments as estimated by Mortgagee, such additional payments shall continue until any subsequent election by Mortgagee not to pay taxes and assessments.

18. That Mortgagors and each of them, in this instrument for the purpose of subjecting each of their right, title and interest, if any , in the Property, whether of record or otherwise and including any right to possession, to the lien of this mortgage.

19. That the following parties join in this instrument to perfect the lien offered as security for the loan, but assume no liability for payment of the indebtedness described in the Loan Documents except for that arising under paragraph 6 above.

20. Additional covenants, terms, and conditions are contained on the following described attachments which are incorporated in this mortgage as though set out here in full:

    ____  Timber Rider

    ____  Montana Homestead Acknowledgment

    ____  Other (describe)

Mortgagee acknowledges that this mortgage is subject to a security interest in favor of the Farm Credit Bank of Wichita (Bank) and by its acceptance hereof and pursuant to and in confirmation of certain agreements and assignments by and between Mortgagee and Bank, does assign, transfer, and set over the same unto Bank, its successors and assigns, to secure all obligations of Mortgagee to Bank, provided that pursuant to such agreements and assignments Mortgagee has authority to perform all loan servicing and collection actions and activities hereunder, incliuding without limitation thereto, releasing in whole or in part and foreclosing judicially or otherwise this mortgage until the Bank, by instrument recorded in the office in which this mortgage is recorded, revokes such authority, provided, however, if Bank is the Mortgagee in this transaction, this paragraph is without effect.

                                   EXHIBIT A


PARCEL NO. 1

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

     A tract of land in the E 1/2E 1/2 of Section 17, and the NW 1/4NW 1/4 of
     Section 16, more particularly described as follows:

     Beginning at the Northeast corner of said Section 17, also being the
      Northwest corner of said Section 16;
     Thence South 89 degrees 44'20" West, 1,320.16 feet to the Northwest corner of said E 1/2E 1/2 Section 17;
     Thence South 0 degrees 07'52" East, 3,201.08 feet along the Westerly boundary of said E 1/2E 1/2 Section 17;
     Thence North 89 degrees 43'25" East, 1,318.92 feet to a point on the
      Easterly boundary of said Section 17;
     Thence North 0 degrees 06'32" West, 3,060.73 feet along the Easterly boundary of said Section 17;
     Thence North 89 degrees 46'14" East, 945.00 feet parallel with the
      Northerly boundary of said Section 16;
     Thence North 0 degrees 06'32" West, 140.00 feet parallel with the Westerly boundary of said Section 16 to the Northerly boundary of said Section 16; Thence South 89 degrees 46'14" West, 945.00 feet along the Northerly boundary of said Section 16 to THE POINT OF BEGINNING.

PARCEL NO. 2

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16: NW 1/4; W 1/2NE 1/4; SE 1/4NE 1/4; NE 1/2NE 1/4, EXCEPTING THEREFROM the following described parcel of land:

        Beginning at the Northeast corner of Section 16;
        Thence West along the North line of Section 16, a distance of 674 feet; Thence South parallel with the East line of Section 16, 327 feet; Thence East parallel with the North line of Section 16, 674 feet, more or less, to the East line;
        Thence North along said East line, 327 feet to THE POINT OF BEGINNING.

        EXCEPTING THEREFROM the highway.

Section 17:  NE 1/2NE 1/4; S 1/2NE 1/4; SE 1/4; SE 1/4NW 1/4; E 1/2SW 1/4;

Section 20:  E 1/2NE 1/4; N 1/2SE 1/4; NE 1/4SW 1/4;

        EXCEPTING THEREFROM a tract of land in the E 1/2 E 1/2, Section 17 and NW 1/4NW 1/4, Section 16, Township 9 South, Range 21, East of the Boise Meridian, Jerome County, Idaho, more particularly described as follows:

        Beginning at the Northeast corner of said Section 17 also being the
         Northwest corner of said Section 16;
        Thence South 89 degrees 44'20" West, 1,320.16 feet to the Northwest corner of said E 1/2E 1/2, Section 17;
        Thence South 0 degrees 07'52" East, 3,201.08 feet along the Westerly boundary of said E 1/2E 1/2, Section 17;
        Thence North 89 degrees 43'25" East, 1,318.92 feet to a point on the
         Easterly boundary of said Section 17;
        Thence North 0 degrees 06'32" West, 3,060.73 feet along the Easterly boundary of said Section 17;
        Thence North 89 degrees 46'14" East, 945.00 feet parallel with the
         Northerly boundary of said Section 16;
        Thence North 0 degrees 06'32" West, 140.00 feet parallel with the
         Westerly boundary of said Section 16 to the Northerly boundary of said
         Section 16;
        Thence South 89 degrees 46'14" West, 945.00 feet along the Northerly boundary of said Section 16 to THE POINT OF BEGINNING.

PARCEL NO. 3

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16:  That part of the NE 1/4NE 1/4, described as follows:

        Beginning at the Northeast corner of Section 16;
        Thence West along the North line of Section 16, a distance of 674 feet; Thence South parallel with the East line of Section 16, 327 feet; Thence East parallel with the North line of Section 16, 674 feet, more or less, to the East line;
        Thence North along said East line, 327 feet to THE POINT OF BEGINNING.

        EXCEPTING THEREFROM the highway.

PARCEL NO. 4

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 20:  SE 1/4SW 1/4; S 1/2SE 1/4;

Section 21:  S 1/2SW 1/4; SW 1/4SE 1/4;

Section 28:  All of Section 28;

Section 29:  E 1/2NE 1/4; SE 1/4;

Section 32:  N 1/2NE 1/4;

Section 33:  N 1/2NW 1/4; SE 1/4NW 1/4; NE 1/4;

        EXCEPTING THEREFROM that part of the SE 1/4SE 1/4 of Section 28,
         Township 9 South, Range 21, East of the Boise Meridian, Jerome County Idaho, described as follows:

        Commencing an the Southeast corner of said Section 28;
        Thence North 0 degrees 02' West along the East boundary of said Section
         28, 395.59 feet;
        Thence South 79 degrees 00'21" West, 485.62 feet to THE TRUE POINT OF
         BEGINNING;
        Thence continuing South 79 degrees 00'21" West, 154.50 feet;
        Thence North 10 degrees 59'39" West, 55.00 feet;
        Thence North 79 degrees 00'21" East, 154.50 feet;
        Thence South 10 degrees 59'39" East, 55.00 feet to THE TRUE POINT OF
         BEGINNING.

        AND EXCEPTING THEREFROM that portion of the NE 1/4SE 1/4 of Section 28, described as follows:

        Beginning at the East quarter corner of said Section 28, which point shall be known as THE TRUE POINT OF BEGINNING;
        Thence West along the North boundary of the NE 1/4SE 1/4, 909.75 feet; Thence South parallel to the East boundary of the NE 1/4SE 1/4; 909.75 feet;
        Thence East parallel to the North boundary of the NE 1/4SE 1/4, 909.75 feet to a point on the East boundary of the NE 1/4SE 1/4;
        Thence North along the East boundary of the NE 1/4SE 1/4, 909.75 feet to THE TRUE POINT OF BEGINNING.

PARCEL NO. 5

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16:  S 1/2;

        EXCEPTING THEREFROM the highway.


PARCEL NO. 6:

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 17:   SW 1/4NW 1/4; NW 1/4SW 1/4;

Section 18:   N 1/2SE 1/4; E 1/2SW 1/4; SW 1/4SE 1/4;


PARCEL NO. 7

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 22:  SE 1/4SW 1/4; S 1/2SE 1/4;

Section 27:  E 1/2; NW 1/4SW 1/4; S 1/2NW 1/4; NW 1/4NW 1/4; S 1/2SW 1/4;

        NE 1/4SW 1/4, EXCEPTING THEREFROM the following described parcel of land:

        From a Point of Beginning located 714.75 feet, more or less, North from the Southwest corner of Section 27, to the point of intersection of said Section line or County road center line with the North boundary of the Oregon Short Line Railroad North Side Branch right of way;
        Thence running North along the Section line or center line of said
         County road, 275.27 feet;
        Thence North 78 degrees 46' East and parallel to the said railroad right of way center line, 2691.57 feet, more or less, to the point of intersection with the North-South mid-section line;
        Thence South along said mid-section line 275.27 feet, more or less, to the point of intersection with the North railroad right-of way boundary;
        Thence South 78 degrees 46' West and along said North railroad right of way boundary, 2691.57 feet, more or less, to THE POINT OF BEGINNING.

        AND EXCEPTING THEREFROM railroad rights of way.

        TOGETHER WITH a permanent easement and right of way, including the perpetual right to enter upon the excepted portion of the above described property in the SW 1/4 of Section 27, Township 9South, Range 21, East of the Boise Meridian, for the purpose of constructing, maintaining and repairing underground pipelines for irrigation water as set forth in Easement Agreement recorded May 15, 1963 in Book 174 Page 53 as Instrument Number 154714, Jerome County records.

Section 34:  N 1/2NW 1/4; N 1/2NE 1/4;

PARCEL NO. 8

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 27:  NE 1/4NW 1/4;


PARCEL NO. 9

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 28:  That part of the SE 1/4SE 1/4, described as follows:

        Commencing at the Southeast corner of said Section 28;
        Thence North 0 degrees 02' West along the East boundary of said Section
         28, 395.59 feet;
        Thence South 79 degrees 00'21" West, 485.62 feet to THE TRUE POINT OF
         BEGINNING;
        Thence continuing South 79 degrees 00'21 West, 154.50 feet;
        Thence North 10 degrees 59'39" West, 55.00 Feet;
        Thence North 79 degrees 00'21" East, 154.50 feet;
        Thence South 10 degrees 59'39" East, 55.00 feet to THE TRUE POINT OF
         BEGINNING.

        AND

        That portion of the NE 1/4SE 1/4, described as follows:

        Beginning at the East quarter corner of said Section 28, which point shall be known as THE TRUE POINT OF BEGINNING;
        Thence West along the North Boundary of the NE 1/4SE 1/4, 909.75 feet; Thence South parallel to the East boundary of the NE 1/4SE 1/4, 909.75 feet;
        Thence East parallel to the North boundary of the NE 1/4SE 1/4, 909.75 feet to a point on the East boundary of the NE 1/4SE 1/4;
        Thence North along the East boundary of the NE 1/4SE 1/4, 909.75 feet to THE TRUE POINT OF BEGINNING.

PARCEL NO. 10

TOWNSHIP 8 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 32:  E1/2SE1/4;

Section 33:  N1/2SW1/4; S1/2NW1/4; S1/2NE1/4;

             EXCEPTING THEREFROM the highway.

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-07801, Priority Date August 24,1978."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08015, Priority Date December 24, 1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08012."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. A36-02254, Priority Date March 16, 1954."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02284, Priority Date May 16, 1955."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-07688, Priority Date April 6, 1977."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. A36-02249, Priority Date March 5, 1954."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02248, Priority Date March 5, 1954."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. A36-14601, Priority Date December 31, 1954."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08011B, Priority Date December 24,1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. A36-08008, Priority Date December 8, 1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02430, Priority Date April 21, 1960."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08004, Priority Date October 19, 1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02319, Priority Date May 11, 1957."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08003, Priority Date December 8, 1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02424, Priority Date March 10, 1960."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. G-28496, Priority Date March 10, 1960."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-07351, Priority Date July 16, 1973."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02310, Priority Date November 20, 1956."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08005, Priority Date December 8, 1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02376, Priority Date February 20, 1959."

[SEAL]

AURORA DAIRY CORPORATION OF IDAHO,
a Colorado Corporation


BY   /s/ Marcus B. Peperzak              /s/ Marcus B. Peperzak
   ------------------------            ------------------------
Marcus B. Peperzak, President          Marcus B. Peperzak


ATTEST   /s/ Donna J. Getman
       ---------------------
Donna J. Getman, Secretary


                                ACKNOWLEDGEMENT

STATE OF Colorado )
                  )  ss.
COUNTY OF Weld    )

The foregoing instrument was acknowledged before me this   20th   day of
                                                         --------
 December      , 1994, by Marcus B. Peperzak, President of Aurora Dairy
---------------
Corporation of Idaho, a Colorado Corporation and by Donna J. Getman, Secretary for and in behalf of the corporation and by Marcus B. Peperzak, as an Individual.


My Commission Expires  3-8-98           /s/ Kara M. Buttolph
                      --------         ----------------------
                                       Notary Public
[SEAL]
                                       127 22nd Street  Greeley, CO  80631
                                       ------------------------------------
                                       Notary Address

                               SECURITY AGREEMENT
                              Farm Credit Services



THIS AGREEMENT made this 20th day of December, 1994, between Aurora Dairy
                         ----        --------  ----          ------------
Corporation of Idaho, a Colorado Corporation hereinafter called Debtor, whether
--------------------------------------------
one or more, and the Farm Credit Bank of Wichita, hereinafter called Secured
                     ---------------------------
Party.

I. CREATION OF SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest in the Collateral described in Paragraph II to secure payment and performance of all obligations and indebtedness of Debtor, existing and future, owing to Secured Party created or incurred pursuant to this Security Agreement.

II. COLLATERAL. The collateral of this Security Agreement are goods of the following description, a part of which or all is now or may become fixtures:


            See attached Exhibit A



  and all appurtenances thereto, replacements, substitutions and additions which are or will be in Debtor's possession on the land described and located as follows:


            See attached Exhibit A



            Exhibit F to Restatement, Amendment and Assumption Agreement

III.  DEBTOR'S OBLIGATIONS.
      A. That he will pay to Secured Party:
         1. The sum or sums evidenced by the promissory note executed along with this Security Agreement in accordance with the terms of the note dated the 20th day of December, 1994, in the amount of $4,500,000.00
                      ----        --------  ----
            and

         2. All sums, including reasonable attorney's fee where allowed by law and legal expenses, paid or incurred by Secured Party in pursuing any of its rights and remedies or in remedying any default pursuant to this Security Agreement or paid or incurred in protecting the existence or priority of its interest, and

         3. All expenses of taking possession, holding and preparing for disposing of the Collateral paid or incurred by Secured Party in pursuing any of its rights and remedies to which it is entitled under this Security Agreement or the Uniform Commercial Code, and the amounts so paid or incurred under this provision and Part 2 above shall be secured by this Security Agreement.

         4. At Secured Party's option, the entire unpaid indebtedness to Secured Party, whether created or incurred pursuant to this Security Agreement or otherwise, upon Debtor's default under Paragraph IV or if Secured Party deems itself insecure.

     B.  Debtor's additional obligations:

         1. Debtor shall at all times keep the Collateral at the location described in Paragraph II unless Secured Party consents in advance and in writing to its removal to another location, and

         2. To allow Secured Party, or its agent, to have access to the Collateral for inspection purposes at any time, and

         3. To insure and keep insured all Collateral described in Paragraph II against loss or damage due to tornado or other windstorm in companies and amounts satisfactory to Secured Party. Any policy evidencing such insurance to be deposited with, and loss thereunder to be payable to Secured Party as its interest may appear. At the option of Secured Party, and subject to general regulations of the Farm Credit Administration, sums so received may be used to pay for reconstruction or replacement of the Collateral: or, if not so applied may, at the option of the Secured Party, be applied in payment of matured debt, or as extra payments on unmatured debt in the manner provided in the note secured hereby.

         4. Not to misuse, abuse, waste or allow to deteriorate, except for ordinary wear and tear, and that he will at his own expense keep the Collateral in good condition and forthwith replace and repair all parts which become broken, worn out or damaged without allowing any lien to be created on the Collateral on account of such replacement or repairs, and

         5. Not to sell, transfer, create or permit to be acquired any other interest in or against the Collateral, or in any replacements, substitutions and additions thereto, or permit any charge, including rent and taxes, to remain unpaid to or by any third person.

         At its option Secured Party may procure such insurance, discharge taxes, liens or security interests or other encumbrances and may pay for the reapair of any damage or injury to the Collateral for its preservation and maintenance. Debtor agrees to reimburse Secured Party on demand for any such payment or expense and until reimbursement, the amount so expended plus interest in the amount being paid on the note shall be added to the indebtedness and shall be secured by this agreement.

     C.  Debtor further covenants and warrants:

         1. That he is the absolute owner of the Collateral and that, except for the security interest granted herein, it is free from any adverse lien or security interest.

         2. That the statements made in the loan application are true and that the loan proceeds secured hereby will be used solely for the purposes set forth in the application.

         3. That the Debtor's residence and place of business, if any, is that appearing below his signature and that he will immediately advise the Secured Party in writing of any change of address.

         4. The Debtor shall furnish to the Secured Party a list in writing of buyers, commission merchants and selling agents to or through whom the Debtor may sell farm products and shall notify the Secured Party in writing of any previously unlisted buyer, commission merchant or selling agent at least 7 days prior to any sale of farm products to or through such previously unlisted persons. A sale of farm products to or through any person not listed with the Secured Party may subject the Debtor to a fine of $5,000 or 15% of the value of benefit received from such sale.

 IV.  DEFAULT
      A. Debtor shall be in default under this agreement upon the happening of any of the following:

         1. Failure to perform, or violation of, any obligations under Paragraph III or any covenant contained therein or in the payment of any note secured by this Agreement.

         2. Any warranty or representation made to induce Secured Party to extend credit to the Debtor under this agreement or otherwise is false in any material respect when made, or

         3. When any event occurs which results in the acceleration of the maturity of the indebtedness of Debtor to others under any indenture, agreement or undertaking, or

         4. Death, dissolution, termination of existence, insolvency, business failure, or the commencement of any bankruptcy pro-ceeding by or against Debtor or by or against any guarantor or surety for Debtor.

      B. Upon Debtor's default and at any time thereafter or if it deems itself insecure.

         Secured Party:

         1. May declare all obligations secured hereby immediately due and payable and shall have all rights and remedies for default provided by the Uniform Commercial Code or may pursue its remedy afforded under the real estate mortgage executed simultaneously with this Security Agreement and which also secures payment of the note above described.

         2. May require debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party and to allow Secured Party to take possession and dispose of the Collateral.

V. IT IS FURTHER UNDERSTOOD AND AGREED BETWEEN THE PARTIES HERETO that nothing contained herein shall be construed to obligate Secured Party to make any loans or advances to Debtor and that the sole purpose of this instrument is to provide collateral security for presently existing indebtedness and loans and advances which Secured Party, in its discretion, may hereafter make;

     That no waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion;

     That no party to this instrument shall be discharged by any extension of time, taking further security, releasing security, or any other act, except a release or termination of the security interest created hereby upon full cash payment of the debt secured hereby, including charges and interest;

     That if more than one debtor executes this Security Agreement, their obligations hereunder shall be joint and several;

     All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all promises and duties of Debtor shall bind his heirs, executors, administrators or assigns.

(For Corporation, Partnership and                      (For Individual Signatures)
Fiduciary Signatures)


Name: Aurora Dairy Corporation of Idaho                 /s/ Marcus B. Peperzak
     ----------------------------------------          ------------------------------------------------
Address: 12050 North Pecos, Ste 200                    Marcus B. Peperzak
        -------------------------------------          Residence Address: 12050 North Pecos, Ste 200
                                                                          -----------------------------
City, State, County:   Westminster, CO  Adams          City, State, County: Westminster, CO  Adams
                    -------------------------                               ---------------------------
                                                       Residence Address:
  /s/ Marcus B. Peperzak           President                              -----------------------------
-------------------------------   -----------          City, State, County:
Marcus B. Peperzak                   Title                                  ---------------------------

  /s/ Donna J. Getman              Secretary           ------------------------------------------------
-------------------------------   -----------          Residence Address:
                                     Title                                -----------------------------
                                                       City, State, County:
-------------------------------   -----------                               ---------------------------
                                     Title
                                                       ------------------------------------------------
-------------------------------   -----------          Residence Address:
                                     Title                                -----------------------------
                                                       City, State, County:
                                                                            ---------------------------

                                   EXHIBIT A

All milking equipment and facilities including all future additions to, replacement of, and substitutions for, but not limited to the following:

     140 stalls                              air injectors
     4 18' receivers                         4 25 h.p. vacuum pumps
     moisture traps                          52 drop hoses and nozzles
     3" U-bends                              3" PVC vacuum lines
     4 2 h.p. milk pumps                     2 4 x 33" line filters
     45 milk meters                          2 all steel welded flush tanks
     Air compressors                         2 400,000 BTU boilers
     8 water heaters                         RJB sprayers
     104 wide body milking units with wash-in-place stainless holders Stainless steel wash lines and milk discharge lines

Milk check proceeds in amounts equal to note installments plus any and all advances.

All wells, pumps, motors, equipment, and sprinkler systems used for irrigation of the land described below, including all future additions to, replacements of, or substitutions for:

     5 Layne Bowler 10" motors #33603, #45616, #25406, #27167, & #27721
     2 Layne Bowler 12" motors #D9651 & # 26211
     1 Layne Bowler motor #44122
     1 Baldor Booster 75 h.p. motor #1269C
     1 Baldor Booster 45 h.p. motor #689C
     1 Peerless 10" motor #F10157
     2 G.E. 250 h.p. pumps #SSJ508008 & #HTJ812127
     2 G.E. 200 h.p. pumps #KHJ1018106 & #RTJ415014
     2 U.S. Electric 200 h.p. pumps #1071520 & #1365076
     1 U.S. Electric 100 h.p. booster pump #C1004883
     1 U.S. Electric 150 h.p. pump #1151069
     1 Westinghouse 100 h.p. booster pump #8008
     1 U.S. Electric 300 h.p. pump #1308372
     1 G.E. 350 h.p. pump #WF67178
     1 Peerless 125 h.p. pressure pump #AL96626-433-5
     2 Nine (9) Tower Valley Sprinklers #55120 & #55078
     2 Valley Corner systems #70005 & #70020
     1200' of 12" buried mainline
     2640' of 10" buried mainline
     900' of 8" buried mainline
     1320' of 8" portable mainline
     660' of 6" portable mainline
     1320' of 12' buried mainline
     2640' of 10' buried plastic mainline
     1320' of 8" portable mainline
     1820' of 6" portable mainline
     6600' of 12' buried mainline
     1320' of 10' buried mainline
     8920' of 8" buried mainline
     2640' of 6" buried mainline

     320 sections of 3" Hook & Latch Handline
     60 lengths of 4" Ball & Socket Handline
     324 lengths of 3" Ball & Socket Handline
     448 sections of 3" Ball & Socket Handline
     448 sections of 3" Hook & Latch Handline


                               LEGAL DESCRIPTION


PARCEL NO. 1

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

     A tract of land in the E 1/2E 1/2 of Section 17, and the NW 1/4NW 1/4 of
     Section 16, more particularly described as follows:

     Beginning at the Northeast corner of said Section 17, also being the
      Northwest corner of said Section 16;
     Thence South 89 degrees 44'20" West, 1,320.16 feet to the Northwest corner of said E 1/2E 1/2 Section 17;
     Thence South 0 degrees 07'52" East, 3,201.08 feet along the Westerly boundary of said E 1/2E 1/2 Section 17;
     Thence North 89 degrees 43'25" East, 1,318.92 feet to a point on the
      Easterly boundary of said Section 17;
     Thence North 0 degrees 06'32" West, 3,060.73 feet along the Easterly boundary of said Section 17;
     Thence North 89 degrees 46'14" East, 945.00 feet parallel with the
      Northerly boundary of said Section 16;
     Thence North 0 degrees 06'32" West, 140.00 feet parallel with the Westerly boundary of said Section 16 to the Northerly boundary of said Section 16; Thence South 89 degrees 46'14" West, 945.00 feet along the Northerly boundary of said Section 16 to THE POINT OF BEGINNING.

PARCEL NO. 2

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16: NW 1/4; W 1/2NE 1/4; SE 1/4NE 1/4; NE 1/2NE 1/4, EXCEPTING THEREFROM the following described parcel of land:

        Beginning at the Northeast corner of Section 16;
        Thence West along the North line of Section 16, a distance of 674 feet; Thence South parallel with the East line of Section 16, 327 feet; Thence East parallel with the North line of Section 16, 674 feet, more or less, to the East line;
        Thence North along said East line, 327 feet to THE POINT OF BEGINNING.

        EXCEPTING THEREFROM the highway.

Section 17:  NE 1/2NE 1/4; S 1/2NE 1/4; SE 1/4; SE 1/4NW 1/4; E 1/2SW 1/4;

Section 20:  E 1/2NE 1/4; N 1/2SE 1/4; NE 1/4SW 1/4;

        EXCEPTING THEREFROM a tract of land in the E 1/2 E 1/2, Section 17 and NW 1/4NW 1/4, Section 16, Township 9 South, Range 21, East of the Boise Meridian, Jerome County, Idaho, more particularly described as follows:

        Beginning at the Northeast corner of said Section 17 also being the
         Northwest corner of said Section 16;
        Thence South 89 degrees 44'20" West, 1,320.16 feet to the Northwest corner of said E 1/2E 1/2, Section 17;
        Thence South 0 degrees 07'52" East, 3,201.08 feet along the Westerly boundary of said E 1/2E 1/2, Section 17;
        Thence North 89 degrees 43'25" East, 1,318.92 feet to a point on the
         Easterly boundary of said Section 17;
        Thence North 0 degrees 06'32" West, 3,060.73 feet along the Easterly boundary of said Section 17;
        Thence North 89 degrees 46'14" East, 945.00 feet parallel with the
         Northerly boundary of said Section 16;
        Thence North 0 degrees 06'32" West, 140.00 feet parallel with the
         Westerly boundary of said Section 16 to the Northerly boundary of said
         Section 16;
        Thence South 89 degrees 46'14" West, 945.00 feet along the Northerly boundary of said Section 16 to THE POINT OF BEGINNING.

PARCEL NO. 3

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16:  That part of the NE 1/4NE 1/4, described as follows:

        Beginning at the Northeast corner of Section 16;
        Thence West along the North line of Section 16, a distance of 674 feet; Thence South parallel with the East line of Section 16, 327 feet; Thence East parallel with the North line of Section 16, 674 feet, more or less, to the East line;
        Thence North along said East line, 327 feet to THE POINT OF BEGINNING.

        EXCEPTING THEREFROM the highway.

PARCEL NO. 4

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 20:  SE 1/4SW 1/4; S 1/2SE 1/4;

Section 21:  S 1/2SW 1/4; SW 1/4SE 1/4;

Section 28:  All of Section 28;

Section 29:  E 1/2NE 1/4; SE 1/4;

Section 32:  N 1/2NE 1/4;

Section 33:  N 1/2NW 1/4; SE 1/4NW 1/4; NE 1/4;

        EXCEPTING THEREFROM that part of the SE 1/4SE 1/4 of Section 28,
         Township 9 South, Range 21, East of the Boise Meridian, Jerome County Idaho, described as follows:

        Commencing an the Southeast corner of said Section 28;
        Thence North 0 degrees 02' West along the East boundary of said Section
         28, 395.59 feet;
        Thence South 79 degrees 00'21" West, 485.62 feet to THE TRUE POINT OF
         BEGINNING;
        Thence continuing South 79 degrees 00'21" West, 154.50 feet;
        Thence North 10 degrees 59'39" West, 55.00 feet;
        Thence North 79 degrees 00'21" East, 154.50 feet;
        Thence South 10 degrees 59'39" East, 55.00 feet to THE TRUE POINT OF
         BEGINNING.

        AND EXCEPTING THEREFROM that portion of the NE 1/4SE 1/4 of Section 28, described as follows:

        Beginning at the East quarter corner of said Section 28, which point shall be known as THE TRUE POINT OF BEGINNING;
        Thence West along the North boundary of the NE 1/4SE 1/4, 909.75 feet; Thence South parallel to the East boundary of the NE 1/4SE 1/4; 909.75 feet;
        Thence East parallel to the North boundary of the NE 1/4SE 1/4, 909.75 feet to a point on the East boundary of the NE 1/4SE 1/4;
        Thence North along the East boundary of the NE 1/4SE 1/4, 909.75 feet to THE TRUE POINT OF BEGINNING.

PARCEL NO. 5

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16:  S 1/2;

        EXCEPTING THEREFROM the highway.


PARCEL NO. 6:

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 17:   SW 1/4NW 1/4; NW 1/4SW 1/4;

Section 18:   N 1/2SE 1/4; E 1/2SW 1/4; SW 1/4SE 1/4;


PARCEL NO. 7

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 22:  SE 1/4SW 1/4; S 1/2SE 1/4;

Section 27:  E 1/2; NW 1/4SW 1/4; S 1/2NW 1/4; NW 1/4NW 1/4; S 1/2SW 1/4;

        NE 1/4SW 1/4, EXCEPTING THEREFROM the following described parcel of land:

        From a Point of Beginning located 714.75 feet, more or less, North from the Southwest corner of Section 27, to the point of intersection of said Section line or County road center line with the North boundary of the Oregon Short Line Railroad North Side Branch right of way;
        Thence running North along the Section line or center line of said
         County road, 275.27 feet;
        Thence North 78 degrees 46' East and parallel to the said railroad right of way center line, 2691.57 feet, more or less, to the point of intersection with the North-South mid-section line;
        Thence South along said mid-section line 275.27 feet, more or less, to the point of intersection with the North railroad right-of way boundary;
        Thence South 78 degrees 46' West and along said North railroad right of way boundary, 2691.57 feet, more or less, to THE POINT OF BEGINNING.

        AND EXCEPTING THEREFROM railroad rights of way.

        TOGETHER WITH a permanent easement and right of way, including the perpetual right to enter upon the excepted portion of the above described property in the SW 1/4 of Section 27, Township 9South, Range 21, East of the Boise Meridian, for the purpose of constructing, maintaining and repairing underground pipelines for irrigation water as set forth in Easement Agreement recorded May 15, 1963 in Book 174 Page 53 as Instrument Number 154714, Jerome County records.

Section 34:  N 1/2NW 1/4; N 1/2NE 1/4;

PARCEL NO. 8

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 27:  NE 1/4NW 1/4;


PARCEL NO. 9

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 28:  That part of the SE 1/4SE 1/4, described as follows:

        Commencing at the Southeast corner of said Section 28;
        Thence North 0 degrees 02' West along the East boundary of said Section
         28, 395.59 feet;
        Thence South 79 degrees 00'21" West, 485.62 feet to THE TRUE POINT OF
         BEGINNING;
        Thence continuing South 79 degrees 00'21 West, 154.50 feet;
        Thence North 10 degrees 59'39" West, 55.00 Feet;
        Thence North 79 degrees 00'21" East, 154.50 feet;
        Thence South 10 degrees 59'39" East, 55.00 feet to THE TRUE POINT OF
         BEGINNING.

        AND

        That portion of the NE 1/4SE 1/4, described as follows:

        Beginning at the East quarter corner of said Section 28, which point shall be known as THE TRUE POINT OF BEGINNING;
        Thence West along the North Boundary of the NE 1/4SE 1/4, 909.75 feet; Thence South parallel to the East boundary of the NE 1/4SE 1/4, 909.75 feet;
        Thence East parallel to the North boundary of the NE 1/4SE 1/4, 909.75 feet to a point on the East boundary of the NE 1/4SE 1/4;
        Thence North along the East boundary of the NE 1/4SE 1/4, 909.75 feet to THE TRUE POINT OF BEGINNING.

PARCEL NO. 10

TOWNSHIP 8 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 32:  E1/2SE1/4;

Section 33:  N1/2SW1/4; S1/2NW1/4; S1/2NE1/4;

             EXCEPTING THEREFROM the highway.

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-07801, Priority Date August 24,1978."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08015, Priority Date December 24, 1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08012."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. A36-02254, Priority Date March 16, 1954."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02284, Priority Date May 16, 1955."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-07688, Priority Date April 6, 1977."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. A36-02249, Priority Date March 5, 1954."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02248, Priority Date March 5, 1954."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. A36-14601, Priority Date December 31, 1954."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08011B, Priority Date December 24,1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. A36-08008, Priority Date December 8, 1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02430, Priority Date April 21, 1960."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08004, Priority Date October 19, 1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02319, Priority Date May 11, 1957."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08003, Priority Date December 8, 1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02424, Priority Date March 10, 1960."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. G-28496, Priority Date March 10, 1960."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-07351, Priority Date July 16, 1973."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02310, Priority Date November 20, 1956."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-08005, Priority Date December 8, 1981."

"Together with all water rights appurtenant to this property and all wells and equipment used for irrigation, stockwater, commercial and domestic uses on said land including, but not limited to, Water Right No. 36-02376, Priority Date February 20, 1959."

        MODIFICATION TO NOTE AND LOAN AGREEMENT DATED JUNE 23, 1995 AND ADDRESSED IN THE RESTATEMENT, AMENDMENT AND ASSUMPTION AGREEMENT DATED MARCH 20,
      1997 PERTAINING TO FARM CREDIT BANK OF WICHITA (FCBW) LOAN 2371719.

The above stated Note and Loan Agreement are amended as follows:

UNDER THE CATEGORY LABELED "FINANCIAL COVENANTS" (AND RELATED DEFINITIONS), EXISTING COVENANTS ARE REPLACED WITH THE FOLLOWING:

Financial
Covenants:     Borrower will comply with the following covenants and additional requirements on a consolidated (including statements of Horizon
               Organic Holding Corporation, Horizon Organic Dairy, Inc., and
               Sunrise Organic Farms, Inc.) basis utilizing Company's audited, accrual, cost basis balance sheet prepared as of the end of the Company's fiscal year end by a firm of recognized certified public accountants:

               Minimum Current Ratio:          1.15:1.00
               ---------------------

               Minimum Working Capital:        4,500,000
               -----------------------
               In the event the Maryland Dairy is financed, the minimum working capital will increase to $6,500,000.

               Maximum Total Liability to Owner Equity Ratio: 2.00:1.00
               ---------------------------------------------

               Minimum Tangible Owner Equity:
               -----------------------------
               $8.0 million plus 60% of the cumulative annual positive net income, beginning with the fiscal year end financial results of December 31, 1997.

               For the purposes of financial covenant calculations, the Revolving Line of Credit of First Bank Systems (or other replacement lender) will be considered a Current Liability. All livestock will be considered as a Current Asset. Prepaids will not be considered as a Current or Tangible Asset unless used for eligible feed inventory purchases. For the purpose of tangible net worth calculations, eligible subordinated debts will be considered as a tangible net worth component.

               UNDER THE CATEGORY LABELED "DEFINITIONS", EXISTING DEFINITIONS ARE REPLACED WITH THE FOLLOWING:

Definitions:  "Current Assets":  All those Current Assets reported on the May,
               ---------------
              30, 1997 Internal Balance Sheet report as completed by Sunrise Organic Farms, Inc. and all those Current Assets reported on the May 24, 1997 Internal Balance Sheet report as completed by Horizon Organic Farm, Inc. and similar Current Assets shown on a balance sheet dated June 30, 1997 (to be submitted to FCS) by Horizon Organic Holding Corporation after eliminating all inter company items and otherwise computed in accordance with generally accepted accounting principles.

              "Current Liabilities": Current liabilities of the Company
               -------------------
              constituting Moneys borrowed from commercial banks or other persons evidenced by a promissory note or other like written obligation to pay money or other obligations of the Company, which must be paid or satisfied within one year, specifically excluding subordinated liabilities due stockholders and after eliminating all inter company items and otherwise computed in accordance with generally accepted accounting principles.

            "Firm of Recognized Certified Public Accountants": Refers to a firm
             -----------------------------------------------
             of certified public accountants satisfactory to FCS, if and so long as such firm is independent with respect to the Person or Persons whose financial statements are being examined by it.

             "Total Liability": All liabilities of the Company constituting
              ---------------
             Moneys borrowed from commercial banks or other persons evidenced by a promissory note or other like written obligation to pay money or other unwritten obligations of the Company, which must be paid or satisfied, specifically excluding subordinated liabilities.

             "Net Income": For any Person for any period, the Net Income of such Person for such period determined in accordance with generally accepted accounting principles, but excluding therefrom: (1) any income of any Person other than such Person unless such earnings are actually received in cash, (2) any gain/loss arising from the sale of capital assets (not in the ordinary course of business) or from any extraordinary or unusual items, and (3) any pre-acquired, pre-merger income of any Person acquired by or merged into such Person.

             "Working Capital": At any date, the amount by which Current Assets exceed Current Liabilities.

             "Current Ratio": The ratio derived by dividing Current Assets by
              -------------
             Current Liabilities.

             "Person": Any individual, corporation, partnership, joint venture,
              ------
             trust estate, unincorporated organization, governmental body

             "Restricted Investment": Any investment other than the following:
              ---------------------
             (1) investments existing at the time of closing; (2) obligations of the United States government maturing within one year from the date of acquisition; (3) certificates of deposit maturing within one year from the date of acquisition issued by a commercial bank that is a member of the Federal Reserve System; and (4) commercial paper issued by any corporation organized under the laws of the United States of America or any state thereof of the District of Columbia
             (a) having a net worth of not less than $100 million, (b) rated in the highest category by Moody's or Standard & Poor's, and (c) maturing within 270 days from the date of acquisition.

             "Restricted Payment": Any payment or the incurrence of any
              ------------------
             liability to make any payment in cash, property, or other assets in respect of any share held by any partner of the Company, including without limiting the generality of the foregoing, payments as partner draws/dividends (including draws/dividends to reimburse shareholders for any tax liability resulting from taxable income being allocated to them by the Company) and payment for the purpose of purchasing, retiring, or redeeming any partners share.

             "Owner Equity": The ratio of Tangible Assets less Total Liabilities
              ------------
             of the Company divided by tangible assets.

             "Tangible Assets": Assets of the Company except assets such as
              ---------------
             goodwill, patents, and similar assets of any intangible nature.

             "Deferred Income Tax Liability": Are those deferred income tax
              -----------------------------
             liabilities identified as current, intermediate, or long-term that are not due within one year from the date of the balance sheet's date.

             "Company": Refers to the consolidated operations of Sunrise Organic
              -------
             Farms, Inc., Horizon Organic Dairy, Inc., and Horizon Organic Holding Corporation.

             "Maryland Dairy": Refers to an operating dairy located in the State
              --------------
             of Maryland and having at least 600 cow capacity, which is under present consideration for acquisition by the Company.

             "FCS": Refers to Farm Credit Bank of Wichita and/or the Farm
              ---
             Credit Services of the Mountain Plains, FLBA.

The undersigned understand and agree to the modifications stated above.


SUNRISE ORGANIC FARMS, INC.


By:  /s/ Barnet M. Feinblum                8/11/97
     ----------------------                -------
                                             Date

Title:  President
       --------------------


MARCUS B. PEPERZAK, An Individual

    /s/ Marcus B. Peperzak                 8/11/97
  ---------------------------              -------
                                             Date


HORIZON ORGANIC DAIRY, INC.


By:  /s/ Don Gaidano                       8/11/97
     ------------------------              -------
                                             Date

Title:     CFO-VP
        ---------------

The undersigned, being the parent of the above-signing corporations and being fully advised of the premises and obligations herein concerned and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, does hereby assume and undertake the obligations, for the payment of principal and interest and the performance of covenants, of the Note and Loan Agreement dated June 23, 1995 and addressed in the Restatement, Amendment and Assumption Agreement dated March 20, 1997, pertaining to Farm Credit Bank of Wichita loan #237179 and this Modification thereof, as a co-maker as fully as if the undersigned was an original maker thereof.


HORIZON ORGANIC HOLDING CORPORATION


By:  Don Gaidano                           8/11/97
    ----------------------                 -------
                                             Date

Title:  CFO-VP
        ------